THE WORLD FUNDS, INC.

                              European Equity Fund
                       8730 Stony Point Parkway, Suite 205
                            Richmond, Virginia 23235
                                 1.800.527.9525

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY XX, 2014

Dear Shareholders:

The Board of Directors of The World Funds, Inc. (the "Company") is holding a special meeting ("Special Meeting") of shareholders of the European Equity Fund (the "Fund"), a series of the Company, on xxday, July xx, 2014 at 10:00 a.m., Eastern Time. The meeting will be held at the offices of the Company's Administrator, Commonwealth Shareholder Services, Inc. located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235.

The Special Meeting is being held to obtain shareholder approval:

   1. To reorganize the Fund from a series of the Company to a series of World Funds Trust (the "New Fund") (the "Reorganization"). The Reorganization is not expected to result in any change in the way the Fund is managed or its objective, policies and strategies. The New Fund's total annual operating expense ratio, exclusive of the costs of reorganization, (before fee waivers and expense reductions) is not expected to increase as a result of the Reorganization. It is expected that the New Fund's total annual operating expense ratio will remain the same as the Fund following the Reorganization. Commonwealth Capital Management, LLC (the "Adviser") and Vontobel Asset Management (the "Sub-Adviser") will continue as the investment adviser and sub-adviser, respectively, for the New Fund and the portfolio manager responsible for the day-to-day management of the Fund will not change. The Reorganization is expected to be a tax-free reorganization for federal income tax purposes and therefore no gain or loss should be recognized by the Fund or its shareholders as a result of the Reorganization.

The Company has fixed the close of business on May 28, 2014 as the record date for determining shareholders entitled to notice of and to vote at the Special Meeting.

Each share of the Fund is entitled to one vote and a proportionate fractional vote for each fractional share held. You are cordially invited to attend the Special Meeting. If you are unable to attend the Special Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid return envelope or by facsimile. It is very important that you return your signed proxy card promptly so that a quorum may be ensured and the costs of further solicitations avoided. As always, we thank you for your confidence and support.

     THE COMPANY'S BOARD OF DIRECTORS HAS CAREFULLY REVIEWED THE PROPOSAL AND RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

                           By Order of the Company,

                           Karen M. Shupe
                           Secretary of the Company

     June xx, 2014

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL SHAREHOLDER MEETING TO BE HELD ON JULY XX, 2014: THIS NOTICE, PROXY STATEMENT AND THE FUND'S MOST RECENT ANNUAL REPORT TO SHAREHOLDERS ARE AVAILABLE ON THE INTERNET AT http://www.theworldfunds.com.

                              THE WORLD FUNDS, INC.

                              European Equity Fund
                       8730 Stony Point Parkway, Suite 205
                            Richmond, Virginia 23235
                                 1.800.527.9525

                               QUESTIONS & ANSWERS

                          YOUR VOTE IS VERY IMPORTANT!

                              Dated: June xx, 2014

QUESTION:   WHAT IS THIS DOCUMENT AND WHY DID YOU SEND IT TO ME?

ANSWER: The attached document is a proxy statement for the European Equity Fund (the "Existing Fund"), a series of The World Funds, Inc. ("Company"). The purpose of this Proxy Statement (the "Proxy Statement") is to solicit votes from shareholders of the Existing Fund to approve the proposed reorganization of the Existing Fund into the European Equity Fund (the "New Fund"), a newly created series of World Funds Trust ("WFT") (the "Reorganization") as described in the Agreement and Plan of Reorganization between the Company and WFT (the "Plan"). The Proxy Statement contains information that shareholders of the Existing Fund should know before voting on the Reorganization. The Proxy Statement should be reviewed and retained for future reference.

QUESTION:   WHAT IS THE PURPOSE OF THE REORGANIZATION?

ANSWER: The primary purpose of the Reorganization is to move the Existing Fund from the Company to WFT. As separate series of the Company, the Existing Fund retains various service providers who provide an array of services to the Company. These services include custody, administration, accounting, transfer agency and distribution ("Third Party Service Arrangements"). Commonwealth Capital Management, LLC (the "Adviser"), the investment adviser to the Existing Fund, has determined that the Existing Fund could recognize benefits associated with economies of scale that may be realized as part of a larger overall fund complex.

            Currently, Third Party Service Arrangements are provided to the Company by Brown Brothers Harriman (custody and accounting services) and the following affiliated companies: Commonwealth Shareholder Services, Inc. (administration), Commonwealth Fund Services, Inc. (transfer agent and dividend disbursing agent), and First Dominion Capital Corp. (distribution and underwriting). Third Party Service Arrangements are provided to WFT by the same service providers:
            Brown Brothers Harriman (custody and accounting services), Commonwealth Shareholder Services, Inc. (administration), Commonwealth Fund Services, Inc. (transfer agent and dividend disbursing agent), and First Dominion Capital Corp. (distribution and underwriting). The New Fund will be overseen by, with the exception of one Interested Trustee, a different Board of Trustees.

            The Adviser and the Company's Board of Directors recommend that the Existing Fund be reorganized as a separate series of WFT.

QUESTION:   HOW WILL THE REORGANIZATION WORK?

ANSWER: In order to reconstitute the Existing Fund as series of WFT, a replica of the fund, referred to as the "New Fund," has been created as a new series of WFT. If shareholders of the Existing Fund approve the Plan, the Existing Fund will transfer all of its assets to the New Fund in return for all of the then outstanding shares of the New Fund and the New Fund's assumption of the Existing Fund's liabilities. The Existing Fund will then distribute the shares it receives from the New Fund to shareholders of the Existing Fund. The New Fund offers the same share classes as the Existing Fund. As such, shareholders of the Existing Fund's Class A Shares and Class C Shares will receive Class A Shares and Class C Shares, respectively of the New Fund.

            Existing Fund shareholders will become New Fund shareholders. Immediately after the Reorganization, each shareholder will hold the same number of shares of the New Fund, with the same net asset value per share and total value, as the shares of the Existing Fund that he or she held immediately prior to the Reorganization. Immediately thereafter, the Existing Fund will be liquidated.

            Please refer to the Proxy Statement for a detailed explanation of the proposal. If the Plan is approved by shareholders of the Existing Fund at the Special Meeting of Shareholders (the "Special Meeting"), the Reorganization is expected to be effective on or about August xx, 2014.

QUESTION:   HOW WILL THE REORGANIZATION AFFECT ME AS A SHAREHOLDER?

ANSWER: If you are a shareholder of the Existing Fund, you will become a shareholder of the New Fund. The shares of the New Fund that you receive will have a total net asset value equal to the total net asset value of the shares you hold in the Existing Fund as of the closing date of the Reorganization. The Reorganization will not affect the value of your investment at the time of the Reorganization. The Reorganization is expected to be tax-free to the Existing Fund and its shareholders. The Reorganization will not shift portfolio management oversight responsibility. By engaging the Adviser and the Sub-Adviser to manage the New Fund, the New Fund will be able to continue to use the same portfolio manager that has been responsible for buying and selling securities for the Existing Fund since July 2012. The investment objective and strategies of the New Fund will be identical to those of the Existing Fund.

            The Reorganization will not affect any Third Party Service Arrangements.

            The Reorganization will move the assets of the Existing Fund from the Company, which is a Maryland corporation, to the New Fund, a series of WFT, which is organized as a Delaware statutory trust. As a result of the Reorganization, the New Fund will operate under the supervision of a different Board of Trustees.

            A list of the Third Party Arrangements of the Fund is outlined below:

--------------------------------------------------------------------------------------------------------
                               EXISTING FUND, A SERIES OF                  NEW FUND, A SERIES OF
SERVICE PROVIDERS                THE WORLD FUNDS, INC.                       WORLD FUNDS TRUST
--------------------------------------------------------------------------------------------------------
INVESTMENT ADVISER        Commonwealth Capital Management, LLC       NO CHANGE - Commonwealth Capital
                                                                     Management, LLC

--------------------------------------------------------------------------------------------------------
INVESTMENT SUB-ADVISER    Vontobel Asset Management, Inc.            NO CHANGE - Vontobel Asset
                                                                     Management, Inc.

--------------------------------------------------------------------------------------------------------
DISTRIBUTOR & PRINCIPAL   First Dominion Capital Corp.               NO CHANGE - First Dominion Capital
UNDERWRITER                                                          Corp.

--------------------------------------------------------------------------------------------------------
CUSTODIAN & ACCOUNTING    Brown Brothers Harriman                    NO CHANGE - Brown Brothers
SERVICES                                                             Harriman

--------------------------------------------------------------------------------------------------------
TRANSFER AGENT &          Commonwealth Fund Services, Inc.           NO CHANGE - Commonwealth Fund
DIVIDEND DISBURSING                                                  Services, Inc.
AGENT

--------------------------------------------------------------------------------------------------------
ADMINISTRATOR             Commonwealth Shareholder Services, Inc.    NO CHANGE - Commonwealth
                                                                     Shareholder Services, Inc.
--------------------------------------------------------------------------------------------------------

QUESTION:   WHO WILL MANAGE THE NEW FUND?

ANSWER: The Adviser will continue to be responsible for overseeing the management of the New Fund, and the sub-adviser who is primarily responsible for the day-to-day portfolio management of the Existing Fund will continue to manage the New Fund.

QUESTION:   HOW WILL THE REORGANIZATION AFFECT THE FEES AND EXPENSES I PAY AS A
            SHAREHOLDER OF THE EXISTING FUND?

ANSWER: The Reorganization will not result in any increase in the advisory fees payable by the New Fund over the advisory fees currently incurred by the Existing Fund. The Reorganization will not result in any increase in the expense ratio for the New Fund's shares. It is anticipated that the total operating expense ratio, exclusive of the costs of reorganization, (before fee waivers and expense reductions) of the New Fund may be slightly lower than that of the Existing Fund following the Reorganization.

            The expense cap operates as follows: the Adviser has agreed to waive or limit its fees and to assume other operating expenses until August 31, 2014 so that the ratio of total annual fund operating expenses is limited to 2.75% of the total net assets of the Fund's Class A Shares and 3.50% of the total net assets of the Fund's Class C Shares. Fund Operating expenses do not include interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business. The expense cap for the New Fund is identical to the expense cap currently in place for the Existing Fund. The Adviser has agreed to extend the expense cap for the New Fund to January 31, 2016.

QUESTION:   WHAT ARE THE TAX CONSEQUENCES OF THE REORGANIZATION?

ANSWER: It is expected that neither the Existing Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization, and the Company and WFT expect to receive a tax opinion confirming this position. Shareholders should consult their tax advisor about possible foreign, state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates to the federal income tax consequences of the Reorganization only.

QUESTION:   WILL I BE CHARGED A SALES CHARGE OR CONTINGENT DEFERRED SALES CHARGE
            (CDSC) AS A RESULT OF THE REORGANIZATION?

Answer: No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the Reorganization.

QUESTION:   WHY DO I NEED TO VOTE?

ANSWER: Your vote is needed to ensure that a quorum and sufficient votes are present at the Special Meeting so that the proposal can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote, which will result in additional expenses. Your vote is very important to us regardless of the number of shares you own.

QUESTION:   HOW DOES THE COMPANY'S BOARD OF DIRECTORS (THE "COMPANY BOARD")
            RECOMMEND THAT I VOTE?

ANSWER: After careful consideration and upon recommendation of the Adviser, the Company's Board unanimously recommends that shareholders vote "FOR" the Reorganization.

QUESTION:   WHO IS PAYING FOR EXPENSES RELATED TO THE SPECIAL MEETING AND THE
            REORGANIZATION?

ANSWER: Commonwealth Shareholder Services, Inc., the administrator to the Company , will pay $22,500 of the costs and expenses associated with the Reorganization and the Fund will pay the remaining costs and expenses. The expenses of the Reorganization are estimated to be approximately $65,000.

QUESTION:   WHAT WILL HAPPEN IF THE PLAN IS NOT APPROVED BY SHAREHOLDERS?

ANSWER: If shareholders of the Existing Fund do not approve the Plan, the Existing Fund will not be reorganized into the New Fund and will remain as a series within the Company.

QUESTION:   HOW DO I VOTE MY SHARES?

ANSWER: You can vote your shares by mail, telephone or internet by following the instructions on the enclosed proxy card.

QUESTION:   WHO DO I CALL IF I HAVE QUESTIONS?

ANSWER: If you have any questions about the proposal or the proxy card, please do not hesitate to call 1.800.527.9525.

                              THE WORLD FUNDS, INC.
                              European Equity Fund

                       8730 Stony Point Parkway, Suite 205
                            Richmond, Virginia 23235
                                 1.800.527.9525

                                   -----------

                                 PROXY STATEMENT

                                   -----------

                         SPECIAL MEETING OF SHAREHOLDERS

                            TO BE HELD JULY XX, 2014

                                 ---------------

INTRODUCTION

The World Funds, Inc. (the "Company") has called a special meeting (the "Special Meeting") of the shareholders of the European Equity Fund (the "Fund"), a separate series of the Company, in order to seek shareholder approval of a proposal to reorganize the Fund from a series of the Company to a separate series of World Funds Trust (the "Reorganization"). The Reorganization is not expected to result in any changes in the way the Fund is managed or in its investment objective, policies and strategies. The Fund's operating fees and expenses, exclusive of the costs of reorganization, are not expected to increase as a result of the Reorganization. Commonwealth Capital Management, LLC (the "Adviser") and Vontobel Asset Management, Inc. (the Sub-Adviser") will continue as investment adviser and sub-adviser, respectively, for the New Fund and the portfolio manager responsible for the day-to-day management of the Fund's securities portfolio will not change. The Reorganization is expected to be a tax-free reorganization for federal income tax purposes and therefore no gain or loss should be recognized by the Fund or its shareholders as a result of the Reorganization. The Special Meeting will be held at the offices of the Company's Administrator, Commonwealth Shareholder Services, Inc. located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 at 10:00a.m. Eastern Time, on xxxday, July xx, 2014. This Proxy Statement and form of proxy are being mailed to shareholders of record on or about May xx, 2014.

ITEMS FOR CONSIDERATION

       The Special Meeting has been called by the Board of Directors of the Company for the following specific purposes:

    1. To approve of an Agreement and Plan of Reorganization, which provides for: (a) the transfer of all the assets and liabilities of the European Equity Fund, a series of the Company, to a newly created fund also called the European Equity Fund (the "New Fund"), which is a series of World Funds Trust, in exchange for shares of the New Fund; and (b) the distribution of the shares of the New Fund pro rata by the European Equity Fund to its shareholders in complete liquidation of that Fund (the "Reorganization").

    2. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

         Only shareholders of record at the close of business on May 28, 2014 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

         At your request, the Company will send you a free copy of the most recent audited annual report for the Fund, and the most recent subsequent semi-annual report. At your request, the Company will send you a free copy of the Fund's current prospectus and statement of additional information. Please call the Fund at 1.800.527.9525 or write to 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 to request an annual and/or semi-annual report, a prospectus, a statement of additional information or with any questions you may have relating to the Proxy Statement. You may also access this information on the Fund's website at www.theworldfunds.com.

                                   PROPOSAL I
                                   ----------

                              EUROPEAN EQUITY FUND

To approve an Agreement and Plan of Reorganization, which provides for: (a) the transfer of all the assets and liabilities of the European Equity Fund (the "Existing Fund"), a separate series of the Company, to a newly created corresponding fund also called the European Equity Fund (the "New Fund"), which is a separate series of World Funds Trust, in exchange for shares of the New Fund; and (b) the distribution of the shares of the New Fund pro rata by the Existing Fund to its shareholders, in complete liquidation of the Existing Fund (the "Reorganization").

================================================================================

                               SUMMARY OF PROPOSAL

         Below is a brief summary of the Proposal and how it will affect the Existing Fund. We urge you to read the full text of the Proxy Statement.

         You are being asked to consider a reorganization of the Existing Fund. The Existing Fund is currently part of The World Funds, Inc. (the "Company"). The Existing Fund offers two classes of shares - Class A and Class C. If approved by shareholders, the Existing Fund will be reorganized into a newly created series (the "New Fund") of World Funds Trust (the "New Trust"). The Reorganization will not change the name, investment objective, investment strategies or investment policies of the Existing Fund. The Existing Fund's investment adviser, sub-adviser and portfolio manager will remain the same. The service providers to the New Fund will remain the same. The service providers are as follows: Brown Brothers Harriman will continue to serve as custodian and provide accounting services; Commonwealth Shareholder Services, Inc. ("CSS") will continue to serve as administrator; Commonwealth Fund Services, Inc. ("CFSI") will continue to serve as transfer agent; and First Dominion Capital Corp. ("FDCC") will continue to serve as distributor and principal underwriter. Each shareholder will own the same number of shares of the New Fund immediately after the Reorganization as the number of Existing Fund shares owned by the shareholder immediately prior to the Reorganization. The New Fund will offer comparable shareholder services as the Existing Fund. The total operating expense ratio, exclusive of costs of the reorganization, (before fee waivers and expense reductions) of the New Fund may be slightly lower than that of the Existing Fund as a result of the Reorganization. While the overall fees may decrease due to economies of scale experienced as a result of the Reorganization, to the extent that the Fund is operating above its expense cap, there would be less for the Adviser to waive or reimburse under the cap and the Adviser would benefit in the short term. The Adviser believes that shareholders may benefit in the long-term as a result of anticipated asset growth opportunities in the New Trust which may result in greater economies of scale with resulting lower expense ratios coupled with a shorter time period in which to recover previously waived expenses .With the exception of Mr. Pasco, who is an Interested Trustee of the New Trust and an Interested Director of the Company, the New Fund is overseen by a board of trustees that is comprised of individuals who are different than the individuals comprising the Board of Directors that oversees the Company.

         Pursuant to an Agreement and Plan of Reorganization, the Reorganization will be accomplished as follows: (a) the Existing Fund will transfer all of its assets to the New Fund, in exchange for shares of the New Fund and the New Fund will assume all of the liabilities of the Existing Fund, and (b) the Existing Fund will distribute the New Fund's shares to its shareholders.

Following the Reorganization, the Existing Fund will be dissolved. A form of the Agreement and Plan of Reorganization is attached as Exhibit A (the "Reorganization Plan").

         The Board of Directors of the Company, including the Directors who are not "interested persons" as that term is defined in the Investment Company Act of 1940 ("Independent Directors"), considered the Reorganization Plan in the form attached to this Proxy Statement, and unanimously determined that the Reorganization is in the best interest of the Existing Fund and its shareholders and that the interests of those shareholders will not be diluted as a result of the Reorganization.

         If the Reorganization Plan is not approved by shareholders, then the Directors of the Existing Fund will consider other appropriate action.

         The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement:

         o Prospectus and Statement of Additional Information ("SAI") for the Existing Fund dated May 1, 2014; and

         o Annual Report to Shareholders of the Existing Fund, including financial statements for the fiscal year ended December 31, 2013.

         The most recent annual report of the Existing Fund, including financial statements, for the fiscal year ended December 31, 2013 and the most recent semi-annual report for the period ended June 30, 2013 have been mailed previously to shareholders. If you have not received these reports or would like to receive additional copies free of charge or would like to receive copies of the Prospectus and SAI free of charge, please contact the Existing Fund at the address set forth on the first page of this Proxy Statement or by calling 1.800.527.9525, and they will be sent to you within three business days by first class mail. You may also access these reports on the Fund's website at www.theworldfunds.com.

                         REASONS FOR THE REORGANIZATION

         Commonwealth Capital Management, LLC (the "Adviser"), the investment adviser to the Existing Fund, has recommended that the Board consider and approve the Reorganization. The Adviser's recommendation, in part, follows discussions with the Board as to the future prospects for the Existing Fund within the Company. Among other things, the Board noted that the Adviser has considered the size of the Existing Fund, the difficulty in its being able to recognize benefits that possibly may be associated with economies of scale in a larger overall complex, as well as ease of administration of the Fund resulting from the New Fund operating as a series of a Delaware business trust. The Adviser has indicated that its ability to support and enhance the prospects for future success of the Existing Fund will be served best through the New Trust.

         In particular, the Adviser indicated that it expected that the New
Fund would benefit from the larger asset base of the New Trust. The Board considered that the Reorganization is not anticipated to result in any increase in the expense ratio for the New Fund's shares, and, in fact, it is anticipated that the total operating expense ratio, exclusive of the cost of reorganization, (before fee waivers and expense reductions) of the New Fund may be slightly lower than those of the Existing Fund as a result of the Reorganization. The Adviser noted, and the Board considered, that shareholders that did not wish to become part of the New Trust could redeem their shares from the Existing Fund prior to the Reorganization without the imposition of any redemption fee. In addition, the Board considered that the New Fund was designed to be basically a replica of the Existing Fund, with identical investment objectives, policies and strategies and that it will continue to be managed by the Adviser and by the same portfolio manager. Further, the Board considered that the Adviser has undertaken that it will put in place an expense limitation agreement with the New Fund whereby the Adviser will agree to waive its fees or reimburse the New Fund for its expenses to the extent necessary to limit the New Fund's operating expenses at the same level as the Existing Fund (the "Expense Cap"). The Board considered that Commonwealth Shareholder Services, Inc. would pay $22,500 of the costs and expenses of the Reorganization and the Existing Fund would pay the remaining costs and expenses. It should be noted that the costs of the proposed reorganization to be paid by the Existing Fund will be considered ordinary expenses, and therefore subject to the Existing Fund's expense limitation provision. The Board noted that it is the expectation that the Existing Fund may, following the Reorganization and exclusive of the costs of the reorganization, experience slightly reduced costs and this may offset the expenses they would incur in connection with the Reorganization within a reasonable period of time assuming existing asset levels remained the same. The Board also noted that Commonwealth Shareholder Services, Inc., as administrator to each of the Company and WFT, would benefit from ease of administration resulting from the New Fund operating as a series of a Delaware business trust and other efficiencies associated with the Reorganization and, as such, Commonwealth Shareholder Services, Inc. has agreed to pay $22,500 of the costs associated with the reorganization. The Board determined the payment of costs and expenses associated with the Reorganization to be reasonable, fair, and in the best interest of shareholders. The Board considered the fact that the Reorganization is intended to be a tax-free reorganization for federal income tax purposes, that there will be no direct or indirect federal income tax consequences for the Reorganization to the Fund or its shareholders, and that the Fund will receive a legal opinion to that effect prior to the Reorganization.

         The Board noted that as in the case of the Existing Fund, under the proposed expense limitation agreement with respect to the New Fund, the Adviser would be entitled to recoup any expenses paid or advisory fees waived. The Board considered that under the proposed expense limitation agreement, the Adviser would be permitted to be reimbursed for any advisory fees waived and/or expense payments made in the prior three fiscal years.

         The Board considered that the Adviser believed that the Reorganization Plan may offer the potential for future increases in Fund assets under management, thereby creating the opportunity for future cost savings for the Fund. The Board considered that the proposed Reorganization may provide certain benefits to the Adviser. In addition, the Board considered that the expense ratio within the New Trust may be lower than currently in place, exclusive of the costs of reorganization, due to economies of scale (see comparison of "Other Expenses" in the TABLE OF FEES AND EXPENSES below) that could be realized in the World Funds Trust. While these lower fee arrangements may eventually inure to the benefit of shareholders should the New Fund grow in size, at the current time because of the Expense Cap, these lower fees are expected to benefit the Adviser in reducing the level of its required reimbursement to the Fund.

         After consideration of these and other factors it deemed appropriate, the Board of Directors of the Company, including the Independent Directors, unanimously approved the Reorganization Plan and has recommended such Plan to shareholders for their approval. In approving the Reorganization, the Directors of the Company determined that the proposed reorganization would be in the best interests of the Existing Fund and its shareholders, and that the interest of the Existing Fund's shareholders would not be diluted as a result of the Reorganization.

         The Securities and Exchange Commission promulgated Rule 17a-8 under the Investment Company Act of 1940, as amended (the "1940 Act") to permit mergers of affiliated investment companies (or portfolios thereof) without obtaining exemptive relief from Section 17 of the 1940 Act, provided certain conditions are met. While the Board noted that it is not clear that the Reorganization would be subject to Rule 17a-8 due to relationships between and among the Company, the New Trust, the Commonwealth Companies, and Mr. Pasco as a Trustee of the New Trust, a director of the Company and the principal owner and executive officer of the Commonwealth Companies, it nonetheless approved the Reorganization pursuant to conditions of Rule 17a-8. Rule 17a-8 requires that the board of directors/trustees of each affiliated investment company or portfolio participating in a reorganization transaction, including a majority of the independent directors/trustees, determine that: (1) participation in the transaction is in the best interests of that investment company or portfolio; and (2) the interests of existing shareholders of that investment company or portfolio will not be diluted as a result of the transaction. The Board determined that the Reorganization was in the best interests of the Existing Fund in that the Reorganization is expected to result in a total operating expense ratio, exclusive of the costs of reorganization, (before fee waivers and expense reductions) of the New Fund that may be slightly lower than the Existing Fund. The Board also considered that shareholder interests would not be diluted as a result of the Reorganization because the Reorganization will be effected on the basis of each Fund's relative NAV. Thus, shareholders of the Existing Fund will receive a number of full and fractional shares of the New Fund, equal in value to the number of full and fractional shares of the Existing Fund held by them prior to the Reorganization.

         Rule 17a-8 also requires that in making their determinations, boards should consider, if relevant, the following factors: (1) any fees or expenses that will be borne directly or indirectly by that investment company or portfolio in connection with the transaction; (2) any effect of the transaction on annual fund operating expenses and shareholder fees and services; (3) any change in that investment company's or portfolio's investment objectives, restrictions, and policies that will result from the transaction; and (4) any direct or indirect federal income tax consequences of the transaction to existing shareholders. Other factors may also be relevant and the factors listed above are not intended to be exhaustive or necessarily determinative. The Board of Directors concluded, based on their analysis, the requirements of Rule 17a-8 were met.

         The Board now submits to shareholders of the Existing Fund a proposal to approve the Reorganization. If shareholders approve the Proposal, the Directors and officers of the Company will execute and implement the Reorganization Plan. If approved, the Reorganization is expected to take effect on or about 4:00 p.m. Eastern Time on August xx, 2014 (the "Closing Date"), although that date may be adjusted in accordance with the Reorganization Plan. Following the Reorganization, the Existing Fund will be dissolved.

                      SUMMARY OF THE PLAN OF REORGANIZATION

         Below is a summary of the important terms of the Reorganization Plan. This summary is qualified in its entirety by reference to the Reorganization Plan itself, which is set forth in Exhibit A to this Proxy Statement, and which we encourage you to read in its entirety.

         Under the Plan of Reorganization, the Existing Fund, a series of the Company, will transfer all of its assets and liabilities to the New Fund, a newly organized series of the New Trust, in exchange for a number of New Fund shares equivalent in number and value to shares of the Existing Fund outstanding immediately prior to the Closing Date (as defined above), followed by a distribution of those shares to Existing Fund shareholders in complete liquidation of the Existing Fund so that each Existing Fund shareholder would receive shares of the New Fund equivalent to the number of Existing Fund shares held by such shareholder on the Closing Date. Like the Company, the World Funds Trust is an open-end investment company registered with the Securities and Exchange Commission ("SEC"). If the Reorganization is approved and implemented, shareholders of the Existing Fund will become shareholders of the New Fund. The New Fund's investment objective and principal investment strategies are identical to that of the Existing Fund. In addition, the Adviser to the Existing Fund will continue to serve as the investment adviser to the New Fund. However, there are some differences between the Existing Fund and the New Fund. Only one member, the interested Director of the Board of Directors of the Company, will serve on the Board of Trustees of the New Trust. If approved, the Reorganization is expected to close on or about 4:00 p.m. Eastern Time on August xx, 2014, although the date may be adjusted in accordance with the Reorganization Plan.

         The Reorganization is subject to a number of conditions set forth in the Reorganization Plan. Certain of these conditions may be waived by the Board of Directors/Trustees of each of the Company and the New Trust. The significant conditions include approval of the Reorganization Plan by shareholders of the Existing Fund and the receipt of an opinion of counsel that the Reorganization should be considered a tax-free exchange for federal income tax purposes (neither of which may be waived). The Reorganization Plan sets forth certain provisions with respect to the indemnification of the parties (and certain related parties) to the Reorganization Plan, including specifically indemnification provisions to permit the Independent Directors of the Company to act on the Reorganization Plan solely on behalf of the Company. The Reorganization Plan may be terminated and the Reorganization abandoned at any time prior to the Closing Date, before or after approval by the shareholders of the Existing Fund, by the Board of Directors of the Company. In addition, the Reorganization Plan may be amended upon mutual agreement.

                COMPARISON OF THE EXISTING FUND AND THE NEW FUND

EUROPEAN EQUITY FUND
--------------------

INVESTMENT OBJECTIVE, LIMITATIONS AND RESTRICTIONS; PRINCIPAL INVESTMENT STRATEGIES AND RISKS

         The New Fund will have the same investment objective, limitations and restrictions, as well as principal investment strategies and risks as the Existing Fund.

FEES AND EXPENSES

         The table of Fees and Expenses and the Examples shown below are based on fees and expenses as shown in the Existing Fund's prospectus and on estimates for the New Fund. The following table is designed to help you understand the fees and expenses that you may pay, both directly and indirectly, by investing in the New Fund's Shares as compared to the Shares of the Fund.

TABLE OF FEES AND EXPENSES

CLASS A SHARES

---------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                                          FUND           NEW FUND
(FEES PAID DIRECTLY FROM YOUR INVESTMENTS)                                             (pro forma)
---------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a                    5.75%             5.75%
percentage of offering price)
Maximum Deferred Sales Charge (Load)                                    None(1)           None(1)

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT
YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR                    FUND           NEW FUND
INVESTMENT)                                                                            (pro forma)
---------------------------------------------------------------------------------------------------
Management Fee                                                            1.25%             1.25%
Distribution (12b-1) Fees                                                 0.25%             0.25%
Other Expenses                                                            1.46%             1.33%
                                                                         ------            ------
Total Annual Fund Operating Expenses                                      2.96%             2.83%
Less Fee Waiver and /or Expense Reimbursement(2)                         (0.21%)           (0.08%)
                                                                         ------            ------
Total Annual Fund Operating Expenses After Fee Waiver and/or
Expense Reimbursement                                                     2.75%             2.75%
                                                                         ======            ======
---------------------------------------------------------------------------------------------------

CLASS C SHARES

---------------------------------------------------------------------------------------------------
SHAREHOLDER FEES                                                          FUND           NEW FUND
(FEES PAID DIRECTLY FROM YOUR INVESTMENTS)                                              (pro forma)
---------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on Purchases (as a                    None              None
percentage of offering price)
Maximum Deferred Sales Charge (Load)                                      2.00%(2)          2.00%(2)

---------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT
YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR                    FUND           NEW FUND
INVESTMENT)                                                                             (pro forma)
---------------------------------------------------------------------------------------------------
Management Fee                                                            1.25%             1.25%
Distribution (12b-1) Fees                                                 1.00%             1.00%
Other Expenses                                                            1.46%             1.33%
                                                                         ------            ------
Total Annual Fund Operating Expenses                                      3.66%             3.58%
Less Fee Waiver and /or Expense Reimbursement(3)                         (0.21%)           (0.08%)
                                                                         ------            ------
Total Annual Fund Operating Expenses After Fee Waiver and/or
Expense Reimbursement                                                     3.50%             3.50%
                                                                         ======            ======
---------------------------------------------------------------------------------------------------

(1) If you are in a category of investors who may purchase Class A Shares without paying a front-end sales charge, you will be subject to a 2.00% deferred sales charge if you redeem your shares within 360 days of purchase.

(2) This deferred sales charge applies to Class C Shares sold within two years of purchase.

(3) Commonwealth Capital Management, LLC (the "Adviser") has contractually agreed to waive or limit its fees and to assume other operating expenses until August 31, 2014 for the Fund and until January 31, 2016 for the New Fund so that the ratio of total annual fund operating expenses is limited to 2.75% of total net assets for the Fund's Class A Shares and 3.50% of total net assets for the Fund's Class C Shares. Fund Operating expenses do not include interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund's business. The total amount of reimbursement recoverable by the Adviser is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous three (3) years, less any reimbursements previously paid.

EXAMPLE

         This example is intended to help you compare the costs of investing in the Existing Fund and the New Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's operating expenses remain the same (taking into account the expense cap in year one). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------------------------------------------------
                                         1 YEAR          3 YEARS          5 YEARS          10 YEARS
                                         ------          -------          -------          --------
EXISTING FUND
   Class A                               $837            $1,419           $2,025           $3,652
   Class C                               $553            $1,106           $1,879           $3,905

----------------------------------------------------------------------------------------------------

NEW FUND (PRO FORMA)
  Class A                                $837            $1,394           $1,976           $3,545
  Class C                                $553            $1,090           $1,848           $3,840
----------------------------------------------------------------------------------------------------

COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES

         The New Fund will offer substantially similar shareholder services as the Existing Fund, including telephone purchases and redemptions. The New Fund, like the Existing Fund, offers an Automatic Investment Plan which enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their checking account.

         Shares of the New Fund may be redeemed at a redemption price equal to the net asset value of the shares as next determined following the receipt of a redemption order and any other required documentation in proper form, less any applicable redemption fee. Payment of redemption proceeds for redeemed New Fund shares will generally be made within seven days after receipt of a redemption request in proper form and documentation.

MINIMUM INITIAL AND SUBSEQUENT INVESTMENT AMOUNTS

         The New Fund will offer the same investment minimums and subsequent investment minimums as the Existing Fund. These minimums are: $2,500 for Class A and Class C Shares. Subsequent investments must be in amounts of $50 for Class
A and Class C Shares.

DIVIDENDS AND DISTRIBUTIONS

         The New Fund will have the same dividend and distribution policy as the Existing Fund. Shareholders who have elected to have their dividends reinvested will continue to have dividends reinvested in the New Fund following the Reorganization. Shareholders who currently have capital gains reinvested in the Existing Fund will continue to have capital gains reinvested in the New Fund.

DISTRIBUTION ARRANGEMENTS - CLASS A SHARES

         The Existing Fund and New Fund are each offered through financial supermarkets, advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Fund's distributor. Investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in the prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts. If you purchase your Class A shares through a broker-dealer, the broker-dealer firm is entitled to receive a percentage of the sales charge you pay in order to purchase Fund shares. Class A Shares of each of the Existing Fund and New Fund are subject to a front-end sales charge and a distribution and service fee. The following schedule governs the percentage to be received by the selling broker-dealer firm for selling Class A Shares:

------------------------------------------------------------------------------------------
                                     SALES CHARGE AS A PERCENTAGE OF
                                     -------------------------------
                                                                        DEALER DISCOUNT
AMOUNT OF PURCHASE AT THE              OFFERING        NET AMOUNT       AS PERCENTAGE OF
PUBLIC OFFERING PRICE                  PRICE(1)         INVESTED         OFFERING PRICE
------------------------------------------------------------------------------------------
Less than $50,000                        5.75%            6.10%               5.00%
------------------------------------------------------------------------------------------
$50,000 but less than $100,000           4.50%            4.71%               3.75%
------------------------------------------------------------------------------------------
$100,000 but less than $250,000          3.50%            3.63%               2.75%
------------------------------------------------------------------------------------------
$250,000 but less than $500,000          2.50%            2.56%               2.00%
------------------------------------------------------------------------------------------
$500,000 but less than $1,000,000        2.00%            2.04%               1.75%
------------------------------------------------------------------------------------------
$1,000,000 or more                       1.00%            1.01%               1.00%
------------------------------------------------------------------------------------------

(1)      The term "Offering Price" includes the front-end sales charge.

         If you are in a category of investors who may purchase Class A Shares without paying a front-end sales charge, you will be subject to a 2.00% deferred sales charge if you redeem your shares within 360 days of purchase. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a front-end or deferred sales charge. In addition, the deferred sales charge on shares purchased without the payment of a front-end sales charge and redeemed within 360 days of purchase may be waived in certain circumstances. The deferred sales charge on redemptions of shares is computed based on a percentage of the NAV at the time the shares were purchased, net of reinvested dividends and capital gains distributions. The deferred sales charge would equal 2.00% of the offering price and of the net amount invested. In determining whether to charge a deferred sales charge, the Fund will assume that you have redeemed shares on which there is no deferred sales charge first and then shares in the order of purchase.

         Each of the Existing Fund and New Fund reserves the right to waive the deferred sales charge on certain Class A Shares in order to qualify the Fund for inclusion in brokerage platforms, wrap programs and fund supermarkets. The Fund's Board has approved this waiver and the imposition of a 2.00% redemption fee to discourage market timing. If you are in a category of investors who purchase Class A Shares through such programs, you will be subject to a 2.00% redemption fee if you redeem your shares less than 360 calendar days after you purchase them. If this fee is imposed it would raise the expenses of your shares. Such fees, when imposed, are credited directly to the assets of the Fund to help defray the expenses to the Fund of short-term trading activities. These fees are never used to pay distribution or sales fees or expenses. The redemption fee will not be assessed on certain types of accounts or under certain conditions.

         Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a front-end or redemption fee. In addition, the redemption fee on shares purchased without the payment of a front-end sales charge and redeemed within 360 days of purchase may be waived in certain circumstances. The redemption fee is computed based on a percentage of the NAV at the time the shares were purchased, net of reinvested dividends and capital gains distributions. The redemption fee would equal 2.00% of the offering price and of the net amount invested.

         Each of the Existing Fund and New Fund will use the first-in, first-out ("FIFO") method to determine the 360 day holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than 360 days, the redemption fee will be assessed. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for a 360 day period from the date of purchase. While the Funds make every effort to collect redemption fees, the Fund may not always be able to track short term trading effected through accounts with financial intermediaries.

         SALES CHARGE REDUCTIONS AND WAIVERS. To receive a reduction or waiver of your initial sales charge, you or your financial consultant must notify the Fund's Transfer Agent or your financial intermediary at the time of purchase that you qualify for such a reduction or waiver. If you do not let your financial intermediary or the Fund's Transfer Agent know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled. Certain individuals and employer-sponsored retirement plans may link accounts for the purpose of qualifying for lower initial sales charges. You or your financial consultant must provide other account numbers to be considered for Rights of Accumulation, or mark the Letter of Intent section on the account application, or provide other relevant documentation, so that the Fund's Transfer Agent can verify your eligibility for the reduction or exception. In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the Fund's Transfer Agent with evidence of your qualification for the reduction or waiver, such as records regarding Fund shares held in accounts with that financial intermediary and other financial intermediaries. Consult the Fund's Statement of Additional Information for additional details.

         Each of the Existing Fund and the New Fund allow an investor to reduce the initial sales charge for Class A Shares in the following ways:

         Right of Accumulation -- After making an initial purchase, you may reduce the sales charge applied to any subsequent purchases. Your Class A Shares purchased will be taken into account on a combined basis at the current net asset value per share in order to establish the aggregate investment amount to be used in determining the applicable sales charge. Only previous purchases of Class A Shares that are still held in the Fund and that were sold subject to a sales charge will be included in the calculation. To take advantage of this privilege, you must give notice at the time you place your initial order and subsequent orders that you wish to combine purchases. When you send your payment and request to combine purchases, please specify your account number(s).

         Statement of Intention -- A reduced sales charge on Class A Shares of the Fund, as set forth above, applies immediately to all purchases where the investor has executed a Statement of Intention calling for the purchase within a 13-month period of an amount qualifying for the reduced sales charge. The investor must actually purchase the amount stated in such statement to avoid later paying the full sales charge on shares that are purchased.

         Combine with family member -- You can also count toward the amount of your investment all investments by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent. Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges, such as: a retirement plan established exclusively for the benefit of an individual, specifically including, but not limited to, a Traditional IRA, Roth IRA, SEP IRA, SIMPLE IRA, Solo 401(k), Keogh plan, or a tax-sheltered 403(b)(7) custodial account; and a qualified tuition plan account, maintained pursuant to Section 529 of the Internal Revenue Code (the "Code"), or a Coverdell Education Savings Account, maintained pursuant to Section 530 of the Code (in either case, the account must be established by an individual or have an individual named as the beneficiary thereof).

         Waiver of Front-End Sales Charges No sales charge shall apply to:
         -----------------------------------------------------------------

         (1) The purchase of Class A Shares if you were a Class A Shareholder of the Fund prior to September 9, 2002;
         (2)   reinvestment of income dividends and capital gain distributions;
         (3) exchanges of one fund's shares for those of another fund of the Company/New Trust;
         (4) purchases of Fund shares made by current or former directors, officers, or employees, or agents of the Company/New Trust, the Adviser, First Dominion Capital Corp., and by members of their immediate families, and employees (including immediate family members) of a broker-dealer distributing Fund shares;
         (5) purchases of Fund shares by the distributor for its own investment account and for investment purposes only;
         (6) a "qualified institutional buyer," as that term is defined under Rule 144A of the Securities Act of 1933, including, but not limited to, insurance companies, investment companies registered under the 1940 Act, business development companies registered under the 1940 Act, and small business investment companies;
         (7) a charitable organization, as defined in Section 501(c)(3) of the Code, as well as other charitable trusts and endowments, investing $50,000 or more;
         (8) a charitable remainder trust, under Section 664 of the Code, or a life income pool, established for the benefit of a charitable organization as defined in Section 501(c)(3) of the Code;
         (9) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; and clients of those advisers or financial planners who place trades for their own accounts if the accounts are linked to the master account of the investment adviser or financial planner on the books and records of the broker or agent;
         (10) institutional retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in section 401(a), 403(b) or 457 of the Code and "rabbi trusts"; and
         (11) the purchase of Fund shares, if available, through certain third-party fund "supermarkets." Some fund supermarkets may offer Fund shares without a sales charge or with a reduced sales charge. Other fees may be charged by the service-provider sponsoring the fund supermarket, and transaction charges may apply to purchases and sales made through a broker-dealer.

CLASS C SHARES - SALES CHARGES

         The sales charges of the New Fund are identical to the Existing Fund.

         Class C Shares are sold without an initial front-end sales charge so that the full amount of your purchase is invested in the New Fund. First Dominion Capital Corp. pays 1.00% of the amount invested to dealers who sell Class C Shares. A deferred sales charge of 2.00% applies if Class C Shares are sold within two years of purchase. Shares acquired through reinvestment of dividends or capital gain distributions are not subject to a deferred sales charge. In addition, the deferred sales charge may be waived in certain circumstances. The deferred sales charge is a percentage of the net asset value at the time of purchase. Class C Shares are subject to a Distribution 12b-1 and Service Fee of 1.00%.

Waiver of Deferred Sales Charge
-------------------------------

The deferred sales charge on Class C Shares is waived for:
        (1) certain post-retirement withdrawals from an IRA or other retirement plan if you are over 70 1/2;
        (2) redemptions by certain eligible 401(a) and 401(k) plans and certain retirement plan rollovers;
        (3) withdrawals resulting from shareholder death or disability provided that the redemption is required within one year of death or disability; and
        (4) withdrawals through Systematic Monthly Investment (systematic withdrawal plan).

Additional information regarding the waiver of sales charges may be obtained by calling the Trust at (800) 527-9525. All account information is subject to acceptance and verification by the New Fund's distributor.

DISTRIBUTION ARRANGEMENTS

         The Existing Fund and New Fund are each offered through financial supermarkets, investment advisers and consultants, financial planners, brokers, dealers and other investment professionals, and directly through the Fund's distributor. Investment professionals who offer shares may request fees from their individual clients. If you invest through a third party, the policies and fees may be different than those described in the prospectus. For example, third parties may charge transaction fees or set different minimum investment amounts.

FISCAL YEAR END

         The Existing Fund currently operates on a fiscal year ending the last day in December. Following the Reorganization, the New Fund will also operate on a fiscal year ending on the last day in December.

COMPARATIVE INFORMATION ABOUT THE COMPANY AND NEW TRUST

         The Company is organized as a Maryland corporation and the New Trust is organized as a Delaware statutory trust. They each have adopted Articles of Incorporation / Declarations of Trust and By-Laws ("Governing Documents"). There are no material differences in shareholder rights between the Governing Documents of the Company and the New Trust.

THE INVESTMENT ADVISER AND PORTFOLIO MANAGER

         Commonwealth Capital Management, LLC, located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 manages the investments of the Fund pursuant to an advisory agreement. As of March 31, 2014, the Adviser had approximately $22 million in assets under management. John Pasco, III, Chairman of the Board, is the sole owner of the Adviser. The Adviser was organized as a Virginia limited liability company on December 28, 2000.

         The Adviser has entered into a sub-advisory agreement (the "Sub-Advisory Agreement") with Vontobel Asset Management, Inc., a New York corporation located at 450 Park Avenue, New York,

New York 10022 and has delegated investment discretion over the Fund to the Sub-Adviser. The Sub-Adviser is a wholly owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company, having its registered offices in Zurich, Switzerland. As of March 31, 2014, the Sub-Adviser had approximately $41.7 billion in assets under management. The Sub-Adviser has provided investment advisory services to mutual fund clients since 1990.

         The Adviser oversees the Sub-Adviser to ensure it complies with the investment policies and guidelines of the Fund and monitors the Sub-Adviser's adherence to its investment style. In addition, the Adviser periodically assesses the Fund's investment policies and recommends changes regarding the policies to the Board where appropriate. Under the Advisory Agreement, the monthly compensation paid to the Adviser is accrued daily at an annual rate of 1.25% on the average daily net assets of the Fund.

         Under the Sub-Advisory Agreement, the Sub-Adviser is responsible for the day-to-day decision-making with respect to the Fund's investment program. The Sub-Adviser, with the Adviser's oversight, manages the investment and reinvestment of the assets of the Fund, continuously reviews, supervises and administers the investment program of the Fund, determines in its discretion the securities to be purchased or sold and provides the Company and its agents with records relating to its activities. The Adviser, from its advisory fee, pays the Sub-Adviser 0.55% of the advisory fee received from the Fund on assets to $50 million and 0.50% on assets greater than $50 million.

         The Adviser has contractually agreed to waive or limit its fees and to assume other operating expenses until August 31, 2014 for the Fund and until January 31, 2016 for the New Fund so that the ratio of total annual operating expenses for the Fund is limited to 2.75% of total net assets for Class A Shares and 3.50% of total net assets for Class C Shares. The total amount of reimbursement recoverable by the Adviser is the sum of all fees previously waived or reimbursed by the Adviser to the Fund during any of the previous three
(3) years, less any reimbursement previously paid. The total amount of recoverable reimbursements as of December 31, 2013 was $99,059, of which $44,957 will expire December, 2015 and $54,102 will expire December 2016.

         To the extent the Proposal is approved, shareholders of the Fund are also approving the ability of the Adviser to recoup amounts waived or expenses reimbursed for the Existing Fund

THE PORTFOLIO MANAGER

         The portfolio manager for the Fund will remain the same and will continue serving as such to the New Fund. Information on the portfolio manager is below. For more detailed information on the portfolio manager's compensation information, other accounts managed, and ownership of securities in the Existing Fund, see the Existing Fund's Prospectus and Statement of Additional Information.

         MATTHEW BENKENDORF. Mr. Benkendorf is the portfolio manager of the Fund. Mr. Benkendorf is an Executive Director (since April 2012; previously Vice President from 2007 to 2012 and Assistant Vice President from 2005 to 2007) and a Senior Research Analyst of Vontobel USA, Inc. Mr. Benkendorf joined Vontobel in 1999 as a Portfolio Administrator. He has been working on the European equity strategy team since 2001.

                         EXPENSES OF THE REORGANIZATION

         Commonwealth Shareholder Services, Inc., the administrator to the Existing Fund, will pay $22,500 of the costs and expenses associated with the Reorganization and the Existing Fund will pay the remaining costs and expenses. The expenses to be paid by the Existing Fund are currently estimated to be approximately $65,000. It should be noted that the costs of the proposed reorganization to be paid by the Existing Fund will be considered ordinary expenses, and therefore subject to the Existing Fund's expense limitation provision.

                             OTHER SERVICE PROVIDERS

         Upon closing of the Reorganization, the New Fund will utilize the same service providers as the Existing Fund.

DISTRIBUTOR AND UNDERWRITER

         First Dominion Capital Corp. ("FDCC"), 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235, will continue to serve as the New Fund's exclusive agent for the distribution of the New Fund's shares. The Distributor may sell the New Fund's shares to or through qualified securities dealers or others.

ADMINISTRATOR

         Commonwealth Shareholder Services, Inc., ("CSS") 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 will continue to serve as the New Fund's administrator.

         CSS will supervise all aspects of the operations of the New Fund except those performed by the Adviser. John Pasco, III, Chairman of the Board of Trustees of the New Trust (and Chairman of the Board of Directors of the Company), is the sole owner of FDCC, CSS and CFSI. CSS will provide certain administrative services and facilities for the New Fund, including preparing and maintaining certain books, records, and monitoring compliance with state and federal regulatory requirements. CSS, as administrative agent for the New Fund, will provide shareholder, recordkeeping, administrative and blue-sky filing services.

TRANSFER AGENT

         Commonwealth Fund Services, Inc. ("CFSI"), 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 will continue to serve as the transfer agent and dividend disbursing agent for the New Fund.

         Since John Pasco, III is the sole owner of FDCC, CSS and CFSI, FDCC, CSS and CFSI may be deemed to be affiliates of the Company and each other. The transfer agent will provide certain shareholder and other services to the New Fund, including furnishing account and transaction information and maintaining shareholder account records. CFSI will be responsible for processing orders and payments for share purchases. CFSI will mail proxy materials (and receive and tabulate proxies), shareholder reports, confirmation forms for purchases and redemptions and prospectuses to shareholders. CFSI will disburse income dividends and capital distributions and prepare and file appropriate tax-related information concerning dividends and distributions to shareholders.

CUSTODIAN AND ACCOUNTING SERVICES

         Brown Brothers Harriman ("BBH") will continue to serve as custodian of the New Fund's securities and cash and as the New Fund's accounting servicing agent. With the consent of the New Trust, BBH has designated The Depository Trust Company of New York ("DTC") as its agent to secure a portion of the assets of the New Fund. BBH is authorized to appoint other entities to act as sub-custodians to provide for the custody of foreign securities acquired and held by the New Fund outside the U.S. Such appointments are subject to appropriate review by the New Trust's Board. As the accounting services agent of the New Fund, BBH will maintain and keep current the books, accounts, records, journals or other records of original entry relating to the Fund's business.

             CERTAIN INFORMATION REGARDING THE TRUSTEES AND OFFICERS

         In connection with the Reorganization, the operations of the New Fund will be overseen by the New Trust's Board of Trustees (the "New Board") in a substantially similar manner as the Existing Fund is overseen by the Company's Board. The business of the New Trust is managed under the direction of the New Board in accordance with the Governing Documents, which have been filed with the SEC. The New Board consists of four individuals, three of whom are Independent Trustees (different from the Independent Directors of the Company). The Chairman of the New Trust also served as the Chairman of the Existing Fund's Board of Directors. Pursuant to the Governing Documents of the New Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The New Board also retains the power to conduct, operate and carry on the business of the New Trust and have the power to incur and pay any expenses, which, in the opinion of the New Board, is necessary or incidental to carry out any of the New Trust's purposes. The New Board of the New Trust possesses similar powers to elect officers and conduct, operate and carry on the business of the New Trust. The New Board, officers, employees and agents of the New Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. The New Trust offers the same limitation of liability as the Company to its New Board, officers, employees and agents. Following is a list of the members of the New Board and executive officers of the New Trust and their principal occupations over the last five years. The Trustees who are considered "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as well as those persons affiliated with the investment adviser and the principal underwriter, and officers of the Trust, are noted with an asterisk(*).

         Each Trustee was nominated to serve on the New Board based on their particular experiences, qualifications, attributes and skills. Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. The New Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified.

         DAVID J. URBAN. Mr. Urban has been a Professor of Education since 1989 and a college Dean since 2013. His strategic planning, organizational and leadership skills help the Board set long-term goals.

         MARY LOU H. IVEY. Ms. Ivey has over 10 years of business experience as a practicing tax accountant and, as such, brings tax, budgeting and financial reporting skills to the Board.

         THEO H. PITT, Jr. Mr. Pitt has experience as an investor, including his role as trustee of several other investment companies and business experience as Senior Partner of a financial consulting company, as a partner of a real estate partnership and as an Account Administrator for a money management firm.

         JOHN PASCO III. Mr. Pasco serves as President, Treasurer and Director of the Trust's administrator and also serves as a member of 2 other mutual fund boards outside of the Trust complex. Mr. Pasco has over 30 years of experience in the mutual fund industry, including several years on staff with the Securities and Exchange Commission. With experience from these positions, he is able to provide the Board with knowledge and insight related to fund administration.

         Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years.

                                                       INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                   NUMBER            OTHER
                                                                                                  OF FUNDS       DIRECTORSHIPS
                                        TERM OF                                                    IN FUND          HELD BY
                                      OFFICE AND                                                  COMPLEX           TRUSTEE
                     POSITION(S)       LENGTH OF               PRINCIPAL OCCUPATION(S)            OVERSEEN        DURING THE
NAME, ADDRESS         HELD WITH          TIME                   DURING THE PAST FIVE                 BY            PAST FIVE
    AND AGE           THE TRUST         SERVED                          YEARS                     TRUSTEE            YEARS
--------------------------------------------------------------------------------------------------------------------------------
John Pasco III*       Trustee       Indefinite, Since    President, Treasurer and Director of       7         The World Funds,
8730 Stony Point                        June 2010        Commonwealth Shareholder Services,                   Inc.; American
Pkwy Suite 205                                           Inc. ("CSS"), the Trust's                            Growth Fund, Inc.
Richmond, VA                                             Administrator; President and Director
23235                                                    of First Dominion Capital Corp.
Age: 68                                                  ("FDCC"), the Trust's underwriter;
                                                         President and Director of
                                                         Commonwealth Fund Services, Inc.
                                                         ("CFSI"), the Trust's Transfer and
                                                         Disbursing Agent; President and
                                                         Director of Commonwealth Fund
                                                         Accounting, Inc. ("CFA"), which
                                                         provides bookkeeping services to the
                                                         Trust; and Chairman, Director and
                                                         President of The World Funds, Inc., a
                                                         registered investment company, since
                                                         1997.
--------------------------------------------------------------------------------------------------------------------------------

Mr. Pasco would be an "interested trustee", as that term is defined in the 1940 Act, because of his positions with and financial interests in CSS, CFSI, CFA and FDCC.

                                                     NON-INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                   NUMBER            OTHER
                                                                                                  OF FUNDS       DIRECTORSHIPS
                                        TERM OF                                                    IN FUND          HELD BY
                                      OFFICE AND                                                  COMPLEX           TRUSTEE
                     POSITION(S)       LENGTH OF               PRINCIPAL OCCUPATION(S)            OVERSEEN        DURING THE
NAME, ADDRESS         HELD WITH          TIME                   DURING THE PAST FIVE                 BY            PAST FIVE
    AND AGE           THE TRUST         SERVED                          YEARS                     TRUSTEE            YEARS
--------------------------------------------------------------------------------------------------------------------------------
David J. Urban        Trustee       Indefinite, Since    Dean, Jones College of Business,           7                None
8730 Stony Point                    June 2010            Middle Tennessee State University
Pkwy                                                     since June 2013; Virginia
Suite 205                                                 Commonwealth University, Professor
Richmond, VA                                              of Education from 1989 to 2013.
23235
Age : 58
--------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  NUMBER          OTHER
                                                                                                 OF FUNDS     DIRECTORSHIPS
                                        TERM OF                                                   IN FUND        HELD BY
                                      OFFICE AND                                                 COMPLEX         TRUSTEE
                     POSITION(S)       LENGTH OF               PRINCIPAL OCCUPATION(S)           OVERSEEN      DURING THE
NAME, ADDRESS        HELD WITH           TIME                   DURING THE PAST FIVE                BY          PAST FIVE
    AND AGE          THE TRUST          SERVED                          YEARS                    TRUSTEE          YEARS
-----------------------------------------------------------------------------------------------------------------------------------
Mary Lou H. Ivey       Trustee       Indefinite, Since    Accountant, Harris, Hardy &               7               None
8730 Stony Point                     June 2010            Johnstone, P.C., accounting firm,
Pkwy                                                      since 2008; Accountant, Wildes,
Suite 205                                                 Stevens & Brackens & Co.,
Richmond, VA                                              accounting firm, from 2007 to 2008;
23235                                                     Accountant, Martin, Dolan & Holton,
Age: 55                                                   Ltd., accounting firm, from1997 to
                                                          2007.
-----------------------------------------------------------------------------------------------------------------------------------
Theo H. Pitt, Jr.      Trustee       Indefinite, Since    Senior Partner, Community Financial       7       Independent Trustee
8730 Stony Point                     August 2013          Institutions Consulting (bank                     of Gardner Lewis
Pkwy                                                      consulting) since 1997 and Account                Investment Trust for
Suite 205                                                 Administrator, Holden Wealth                      the two series of
Richmond, VA                                              Management Group of Wachovia                      that trust; Hanna
23235                                                     Securities (money management firm)                Investment Trust for
Age : 77                                                  2003 to 2008.                                     the one series of that
                                                                                                            trust; Hillman
                                                                                                            Capital Management
                                                                                                            Investment Trust for
                                                                                                            the one series of
                                                                                                            that trust; DGHM
                                                                                                            Investment Trust for
                                                                                                            the two series of
                                                                                                            that Trust; and
                                                                                                            Starboard Investment
                                                                                                            Trust for the18
                                                                                                            series of that trust;
                                                                                                            (all registered
                                                                                                            investment
                                                                                                            companies).
-----------------------------------------------------------------------------------------------------------------------------------

                                                  OFFICERS WHO ARE NOT TRUSTEES

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                     NUMBER
                                            TERM OF                                                 OF FUNDS
                                             OFFICE                                                  IN FUND
                                              AND                                                   COMPLEX           OTHER
                       POSITION(S)          LENGTH           PRINCIPAL OCCUPATION(S)                OVERSEEN      DIRECTORSHIPS
 NAME, ADDRESS         HELD WITH            OF TIME            DURING THE PAST FIVE                     BY           HELD BY
      AND AGE           THE TRUST           SERVED                        YEARS                      TRUSTEE         TRUSTEE
-----------------------------------------------------------------------------------------------------------------------------------
Karen M. Shupe         Treasurer          Indefinite,       Managing Director of Fund                  N/A          N/A
8730 Stony Point                          Since June        Operations, Commonwealth
Pkwy                                      2008              Companies, since 2003.
Suite 205
Richmond, VA 23235
Age : 50
-----------------------------------------------------------------------------------------------------------------------------------
David Bogaert          Vice President     Indefinite,       Managing Director of Business              N/A          N/A
8730 Stony Point                          Since             Development, Commonwealth
Pkwy                                      November          Companies, October 2013 - present;
Suite 205                                 2013              Senior Vice President of Business
Richmond, VA 23235                                          Development and other positions for
Age: 50                                                     Huntington Asset Services, Inc. from
                                                            1986 to 2013.
-----------------------------------------------------------------------------------------------------------------------------------
John H. Lively         Secretary          Indefinite,       Attorney, The Law Offices of John H.       N/A          N/A
8730 Stony Point                          Since             Lively & Associates, Inc. (law firm),
Pkwy                                      November          March 2010 to present: Attorney,
Suite 205                                 2013              Husch Blackwell Sanders LLP (law
Richmond, VA 23235                                          firm), March 2007 to February 2010.
Age: 45
-----------------------------------------------------------------------------------------------------------------------------------

Lauren Jones           Assistant          Indefinite,       Relationship Manager,                      N/A          N/A
8730 Stony Point       Secretary          Since             Commonwealth Shareholder Services,
Pkwy                                      December          Inc., since 2006
Suite 205                                 2009
Richmond, VA 23235
Age: 31
-----------------------------------------------------------------------------------------------------------------------------------
Cynthia D. Baughman    Assistant          Indefinite,       Attorney, The Law Offices of John H.       N/A          N/A
8730 Stony Point       Secretary          Since             Lively & Associates, Inc. (law firm),
Pkwy                                      November          July 2011 to present; Associate,
Suite 205                                 2013              Investment Law Group, LLP (law
Richmond, VA 23235                                          firm) (May 2009 - June 2011);
Age: 45                                                     Associate, Dechert, LLP (law firm)
                                                            (Oct. 1999 - Feb. 2009).
-----------------------------------------------------------------------------------------------------------------------------------
Julian G. Winters      Chief              Indefinite,       Managing Member of Watermark               N/A          N/A
8730 Stony Point       Compliance         Since July        Solutions, LLC (investment
Pkwy                   Officer            2013.             compliance and consulting) since
Suite 205                                                   March 2007.
Richmond, VA 23235
Age: 45
-----------------------------------------------------------------------------------------------------------------------------------

         The New Board oversees the New Trust and certain aspects of the services provided by the Adviser and the other service providers. Each Trustee will hold office until his or her successors have been duly elected and qualified or until their earlier resignation or removal. Each officer of the New Trust serves at the pleasure of the Board and for a term of one year or until his or her successors have been duly elected and qualified.

         The Board of Trustees of the New Trust has established an Audit Committee, Nominating and Corporate Governance Committee and Valuation Committee.

         The Audit Committee of the Board is comprised of Mr. Urban, Ms. Ivey and Mr. Pitt. The functions of the Audit Committee are to meet with the Trust's independent auditors to review the scope and findings of the annual audit, discuss the Trust's accounting policies, discuss any recommendations of the independent auditors with respect to the Trust's management practices, review the impact of changes in accounting standards on the Trust's financial statements, recommend to the Board the selection of an independent registered public accounting firm, and perform such other duties as may be assigned to the Audit Committee by the Board. For the Trust's most recent fiscal year ended, December 31, 2013, the Audit Committee met 4 times.

         The Nominating and Corporate Governance Committee is comprised of Mr. Urban, Ms. Ivey and Mr. Pitt. The Nominating and Corporate Governance Committee's purposes, duties and powers are set forth in its written charter, which is described in Exhibit B - the charter also describes the process by which shareholders of the Trust may make nominations. The Trust established this Committee on August 2, 2013 and, as of December 31, 2013, the Committee met once.

         The Valuation Committee is comprised of Mr. Urban, Ms. Ivey and Mr. Pitt. The Valuation Committee meets as needed in the event that the Fund hold any securities that are subject to valuation and it reviews the fair valuation of such securities on an as needed basis. The Trust established this Committee on August 2, 2013 and, as of December 31, 2013, the Committee did not meet.

         The Chairman of the New Board is Mr. Pasco, who is an "interested person" of the New Trust, within the meaning of the 1940 Act. The New Trust does not have a "lead" independent trustee. The use of an interested Chairman balanced by an independent Audit Committee allows the Board to access the expertise necessary to oversee the New Trust, identify risks, recognize shareholder concerns and needs and highlight opportunities. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the New Trust's auditor, Chief Compliance Officer and legal counsel, stay fully informed regarding management decisions. Considering the size of the New Trust and its shareholder base, the Trustees of the New Trust have determined that an interested Chairman balanced by an independent Audit Committee is the appropriate leadership structure for the New Board.

         Mutual funds face a number of risks, including investment risk, compliance risk and valuation risk. The Board oversees management of the New Fund's risks directly and through its officers. While day-to-day risk management responsibilities rest with the New Fund's Chief Compliance Officer, investment advisers and other service providers, the Board monitors and tracks risk by: (1) receiving and reviewing quarterly reports related to the performance and operations of the Fund; (2) reviewing and approving, as applicable, the compliance policies and procedures of the New Trust, including the New Trust's valuation policies and transaction procedures; (3) periodically meeting with the portfolio managers to review investment strategies, techniques and related risks; (4) meeting with representatives of key service providers, including the Fund's investment adviser, administrator, distributor, transfer agent and the independent registered public accounting firm, to discuss the activities of the Fund; (5) engaging the services of the Chief Compliance Officer of the Fund to monitor and test the compliance procedures of the Trust and its service providers; (6) receiving and reviewing reports from the Trust's independent registered public accounting firm regarding the Fund's financial condition and the New Trust's internal controls; and (7) receiving and reviewing an annual written report prepared by the Chief Compliance Officer reviewing the adequacy of the New Trust's compliance policies and procedures and the effectiveness of their implementation. The Board has concluded that its general oversight of the investment advisers and other service providers as implemented through the reporting and monitoring process outlined above allows the Board to effectively administer its risk oversight function.

         Each Trustee was nominated to serve on the New Board based on their particular experiences, qualifications, attributes and skills. The characteristics that have led the Board to conclude that each of the Trustees should continue to serve as a Trustee of the New Trust are discussed above.

TRUSTEE AND OFFICER COMPENSATION

         Each Trustee of the New Fund who is not an interested person of the New Trust or an investment adviser to the New Trust receives a fee of $5,000 per year. The New Trust also reimburses the Trustees for travel and other expenses related to meeting attendance. The "interested persons" who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receives compensation from the New Trust.

         Mr. Julian G. Winters is compensated by the Trust for services rendered as Chief Compliance Officer. All other officers of the Trust and Trustees who are interested persons of the Trust or the Adviser will receive no salary or fees from the Trust.

                         FEDERAL INCOME TAX CONSEQUENCES

         The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, no gain or loss should be recognized as a consequence of the Reorganization by either the Existing Fund or the New Fund (except to the extent that such assets consist of contracts described in Section 1256 of the Code), nor should a gain or loss be recognized by the shareholders of the Existing Fund as a result of the New Fund's distribution of its shares to such shareholders in exchange for such shareholder's Existing Fund shares. In addition, a shareholder's tax basis for shares held in the Existing Fund would carry over to the shares of the New Fund acquired in the Reorganization, and the holding period for shares held as a capital asset also would carry over to the New Fund shares received in the Reorganization.

         Immediately prior to the Reorganization, the Existing Fund shall have declared and paid a distribution or distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders: (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to a specified time prior to the Reorganization on the Closing Date, and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

         The forgoing relates only to the Federal income tax consequences of the Reorganization. You should consult your tax advisor regarding the effect, if any, of the proposed Reorganization in light of your individual circumstances, including any foreign, state and local tax consequences.

                                 CAPITALIZATION

         The following table sets forth as of the fiscal year end on December 31, 2013: (1) the audited capitalization of the Fund, and (2) the unaudited pro forma capitalization of the New Fund assuming the Reorganization has been approved. If the Reorganization is consummated, the capitalizations are likely to be different on the closing date, as a result of daily share purchase and redemption activity in the Funds and changes in net asset value per share.

--------------------------------------------------------------------------------------------------
                                         NET ASSETS          NET ASSET VALUE            SHARES
                                                               PER SHARE              OUTSTANDING
--------------------------------------------------------------------------------------------------
European Equity Fund
 Class A Shares                         $ 23,075,929              $24.66                 935,694
 Class C Shares                            $921,783               $22.83                  40,374
Adjustment                                    -                      -                      -
New Fund (pro forma)
 Class A Shares                         $23,075,929               $24.66                 935,694
 Class C Shares                           $921,783                $22.83                  40,374
--------------------------------------------------------------------------------------------------

                               VOTING INFORMATION

VOTING SECURITIES AND REQUIRED VOTE

         As of the Record Date, there were ____________ shares of beneficial interest of the European Equity Fund issued and outstanding.

         All shareholders of record of the Existing Fund on the Record Date are entitled to vote at the Special Meeting on the Proposal. Each shareholder is entitled to one vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Special Meeting.

         With regard to the Existing Fund, the presence in person or by proxy of the holders of record of shares issued and outstanding and entitled to vote representing more than fifty percent of the total combined net asset value of all shares issued and outstanding and entitled to vote shall constitute a quorum for the transaction of any business at the Special Meeting. Any meeting of Shareholders may be adjourned from time to time by a majority of the votes of the Fund properly cast upon the question of adjourning a meeting to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. Proxies returned for shares that represent broker non-votes, and shares whose proxies reflect an abstention on the proposal, are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists. However, since such shares are not voted in favor of the proposal, they have the effect of counting as a vote AGAINST the proposal. An affirmative vote of the holders of a majority (i.e., greater than 50% of the shares represented in person or by proxy) of the outstanding voting shares of the Existing Fund present at the Special Meeting or represented by proxy is required for the approval of the Proposal.

         You may attend the Special Meeting and vote in person or you can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions.

         If you simply sign and date the proxy card, but do not indicate a specific vote for a proposal, your shares will be voted FOR the proposal and to grant discretionary authority to the persons named in the card as to any other matters that properly come before the Special Meeting. Abstentions will be treated as votes AGAINST the proposal.

         Shareholders who execute proxies may revoke them at any time before they are voted by (1) filing with the Existing Fund a written notice of revocation, (2) timely voting a proxy bearing a later date or (3) by attending the Special Meeting and voting in person.

         The Company, the New Trust and the Funds are not required, and do not intend, to hold regular annual meetings of shareholders. If the Reorganization is not approved, and the Existing Fund is not dissolved then shareholders wishing to submit proposals for consideration for inclusion in the Fund's proxy statement for any future meeting of shareholders should send their written proposals to the SECRETARY OF THE TRUST, C/O COMMONWEALTH SHAREHOLDER SERVICES, INC. 8730 STONY POINT PARKWAY, SUITE 205, RICHMOND, VIRGINIA 23235 so they are received within a reasonable time before any such meeting. No business other than the Proposal is expected to come before the Special Meeting. If any other matters arise requiring a vote of shareholders, including any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy card will vote on such matters according to his or her best judgment in the interests of the Fund.

         There normally will be no meeting of shareholders for the New Fund for the purpose of electing Trustees of the New Trust unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. After the Reorganization is approved, shareholders wishing to submit proposals for inclusion in the Proxy Statement for any subsequent shareholder meeting of the New Fund should send their written submissions to the principal executive offices of the New Trust at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235. Shareholder proposals must meet certain requirements and there is no guarantee that any proposal will be presented at a shareholders' meeting.

ADJOURNMENTS

         It is important that we receive your signed proxy card to ensure that there is a quorum for the Special Meeting. If we do not receive your vote, you may be contacted by a representative of AST Fund Solutions who will remind you to vote your shares and help you return your proxy. In the event a quorum is present at the Special Meeting but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies.

         Any such adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy and entitled to vote at the Special Meeting.

EFFECT OF ABSTENTIONS AND BROKER "NON-VOTES"

         All proxies voted, including abstentions and broker non-votes (shares held by brokers or nominees where the underlying holder has not voted and the broker does not have discretionary authority to vote the shares), will be counted toward establishing a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may "affect substantially" a shareholder's rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may "affect substantially" a shareholder's rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).

         Abstentions and broker non-votes will be treated as shares voted against a proposal. Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Existing Fund may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. The Existing Fund also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum. Abstentions and broker non-votes will not be voted "FOR" or "AGAINST" any adjournment.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING TRUSTEES AND THEIR NOMINEES

         Banks, broker-dealers, voting trustees and their nominees should advise the Company, in care of COMMONWEALTH SHAREHOLDER SERVICES, INC. 8730 STONY POINT PARKWAY, SUITE 205, RICHMOND,

VIRGINIA 23235, whether other persons are beneficial owners of shares held in their names for which proxies are being solicited and, if so, the number of copies of the Proxy Statement they wish to receive in order to supply copies to the beneficial owners of the respective shares.

HOUSEHOLDING

         As permitted by law, only one copy of this Proxy Statement is being delivered to shareholders residing at the same address, unless such shareholders have notified the Company of their desire to receive multiple copies of the reports and proxy statements the Company sends. If you would like to receive an additional copy, please contact the Existing Fund by writing to the address set forth on the first page of this Proxy Statement or by calling 1.800.527.9525. The Existing Fund will then promptly deliver a separate copy of the Proxy Statement to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Company's reports and proxy statements in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies should also direct requests as indicated.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

         To the best knowledge of the Company, except as listed below, there were no Directors or officers of the Company or other shareholders who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date. As of the Record Date, the Company knows of no other person (including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of the Existing Fund.

         The record owners of more than 5% of the outstanding shares of the Existing Funds are listed in the following table.

                              EUROPEAN EQUITY FUND
                              ---------------------

                                CLASS A SHARES

Name and Address of                Amount and Nature of
Beneficial Owner                   Beneficial Ownership                Percent
----------------                   --------------------                -------

                                CLASS C SHARES

Name and Address of                Amount and Nature of
Beneficial Owner                   Beneficial Ownership                Percent
----------------                   --------------------                -------

        Shareholders owning more than 25% of the shares of the Existing Fund are considered to "control" the Fund, as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval. As a group, the Directors and officers of the Company owned less than 1% of the outstanding shares of the European Equity Fund as of the Record Date. As a result, the Directors and officers as a group are not deemed to control the Fund.

                                 OTHER BUSINESS

        The Board of Directors of the Company knows of no business to be brought before the meeting other than the matters set forth in this Proxy Statement. Should any other matter requiring a vote of the shareholders of the Existing Fund arise, however, the proxies will vote thereon according to their best judgment in the interests of the Existing Fund and the shareholders of the Existing Fund.

                                    EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

        THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 22nd day of April 2014, by and among the European Equity Fund (the "Transferring Fund"), a series of The World Funds, Inc. ("WF, Inc."); the European Equity Fund (the "Acquiring Fund"), a series of World Funds Trust ("World Funds Trust"); Commonwealth Capital Management, LLC (the "Adviser") for purposes of Sections 4.3 and 6.6, hereof; and Commonwealth Shareholder Services, Inc., the administrator to each of WF, Inc. and World Funds Trust, for purposes of Section 9.1 hereof. WF, Inc. is a Maryland corporation, with its principal place of business at 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235. The World Funds Trust is a Delaware statutory trust, with its principal place of business at 8730 Stony Point Parkway, Suite 205, Richmond, VA 23235.

        Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations of and by the Transferring Fund and the Acquiring Fund (each a "Fund"), and of and by WF, Inc. and World Funds Trust, as applicable, on its behalf, shall be the agreements, covenants, representations, warranties, actions, and obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by each entity of which that Fund is a series on that Fund's behalf, and (3) in no event shall any other series of such entity or the assets thereof be held liable with respect to the breach or other default by an obligated Fund or entity of its agreements, covenants, representations, warranties, actions, and obligations set forth herein.

        The reorganization will consist of (i) the transfer of all of the assets of the Transferring Fund in exchange solely for shares of beneficial interest, without par value per share, of the Acquiring Fund (the "Acquiring Fund Shares") (which is being established solely for the purpose of acquiring these assets and continuing the Transferring Fund's business); (ii) the assumption by the Acquiring Fund of all of the liabilities of the Transferring Fund; and (iii) the distribution, after the Closing Date, as that term is defined in paragraph 3.1, of the Acquiring Fund Shares to the shareholders of the Transferring Fund in liquidation of the Transferring Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

        WHEREAS, the Transferring Fund and Acquiring Fund intend the Reorganization to be, and adopts it as, a "plan of reorganization" which is tax-free under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the "Code"), the related Treasury Regulations (the "Treasury Regulations"), and other guidance provided by the Internal Revenue Service (the "IRS");

        WHEREAS, the Law Offices of John H. Lively & Associates, Inc. has or will render an federal tax opinion that the Reorganization qualifies as a plan of reorganization under Section 368(a)(1)(F) of the Code (the "Federal Tax Opinion");

        WHEREAS, the Transferring Fund and the Acquiring Fund are each a separate investment series of an open-end, registered investment company of the management type and the Transferring Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

        WHEREAS, the Transferring Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;

        WHEREAS, the Board of Directors of WF, Inc., including a majority of the Directors who are not "interested persons" as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") ("Independent Directors"), has determined that the transactions contemplated herein will be in the best interests of the Transferring Fund and its shareholders and has further determined that the interests of the existing shareholders of the Transferring Fund will not be diluted as a result of the transactions contemplated herein;

        WHEREAS, the Board of Trustees of the World Funds Trust, including a majority of the Trustees who are not "interested persons" as that term is defined in Section 2(a)(19) of the 1940 Act ("Independent Trustees"), has determined that the transactions contemplated herein will be in the best interests of the Acquiring Fund and has further determined that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the transactions contemplated herein;

        NOW, THEREFORE, in consideration of the representations, warranties and agreements hereinafter set forth, the parties hereto agree as follows:

                                    ARTICLE I

THE REORGANIZATION AND FUND TRANSACTIONS

    1.1 THE REORGANIZATION. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Transferring Fund agrees to transfer all of the Transferring Fund's assets as set forth in paragraph 1.2 to the Acquiring Fund. The Acquiring Fund agrees in exchange for the Transferring Fund's assets (i) to deliver to the Transferring Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume all of the liabilities of the Transferring Fund, as set forth in paragraph 1.3. Such transactions shall take place on the Closing Date provided for in paragraph 3.1.

    1.2 ASSETS TO BE ACQUIRED. The assets of the Transferring Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, that is owned by the Transferring Fund and any deferred or prepaid expenses shown as an asset on the books of the Transferring Fund on the Closing Date.

        The Transferring Fund has provided the Acquiring Fund with its most recent unaudited statement of investments, statement of assets and liabilities, statement of operations and statement of changes in net assets, which contain a list of all of the Transferring Fund's assets as of the date thereof. The Transferring Fund hereby represents that as of the date of the execution of this Agreement, there have been no material changes in financial position as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of securities and the payment of its normal operating expenses and the payment of dividends, capital gains distributions and redemption proceeds to shareholders. The Transferring Fund reserves the right to sell any of such securities, but will not, without the prior written approval of the Acquiring Fund, acquire any additional securities other than securities of the type in which the Acquiring Fund is permitted to invest.

        The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Transferring Fund with a list of the securities, if any, on the Transferring Fund's list referred to in the second sentence of this paragraph that do not conform to the Acquiring Fund's investment objective, policies, and restrictions. The Transferring Fund will, within a reasonable period of time (not less than 30 days) prior to the Closing Date, furnish the Acquiring Fund with a list of its portfolio securities and other investments. In the event that the Transferring Fund holds any investments that the Acquiring Fund may not hold, the Transferring Fund, if requested by the Acquiring Fund, will dispose of such securities prior to the Closing Date. In addition, if it is determined that the Transferring Fund and the Acquiring Fund portfolios, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Transferring Fund if requested by the Acquiring Fund will dispose of a sufficient amount of such investments as may be necessary to avoid exceeding such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Transferring Fund to dispose of any investments or securities if, in the reasonable judgment of the Transferring Fund, such disposition would violate the Transferring Fund's fiduciary duty to its shareholders.

    1.3 LIABILITIES TO BE ASSUMED. The Transferring Fund will endeavor to discharge all of their known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all of the Transferring Fund's liabilities and obligations of any kind whatsoever, whether known or unknown, absolute, accrued, contingent or otherwise in existence on the Closing Date.

    1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable, (a) the Transferring Fund will liquidate and distribute pro rata to the Transferring Fund's shareholders (the "Transferring Fund Shareholders") of record, determined as of the close of business on the New York Stock Exchange on the business day next preceding the Closing Date (such time and date being hereinafter called the "Valuation Date"), the Acquiring Fund Shares received by the Transferring Fund pursuant to paragraph 1.1; and (b) the Transferring Fund will thereupon proceed to termination as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Transferring Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Transferring Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. Such liquidation and distribution shall be accomplished on a class equivalent basis. All issued and outstanding shares of the Transferring Fund will simultaneously be canceled on the books of the Transferring Fund. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

    1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the proxy statement (the "Proxy Statement") which will have been distributed to shareholders of the Transferring Fund as described in paragraph 4.1(o).

    1.6 TRANSFER TAXES. Transferring Fund Shareholders shall pay transfer taxes, if any, payable upon the issuance of Acquiring Fund Shares, without affecting the Transferring Fund's net asset value. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Transferring Fund shares on the books of a Transferring Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

    1.7 REPORTING RESPONSIBILITY. Any regulatory reporting responsibility of the Transferring Fund, including the responsibility for filing regulatory reports, tax returns, and other documents, is and shall remain the responsibility of the Transferring Fund up to and including the Closing Date and such later date on which the Transferring Fund are terminated.

    1.8 TERMINATION. The WF, Inc. shall take all necessary and appropriate steps under applicable law to make all distributions pursuant to paragraph 1.4 and terminate the Transferring Fund promptly following the Closing Date.

                                   ARTICLE II

                                    VALUATION

    2.1 VALUATION OF ASSETS. The value of the Transferring Fund's assets to be acquired by the corresponding Acquiring Fund hereunder shall be the value of such assets computed as of the close of business on the Valuation Date (as defined in paragraph 1.4), using the valuation procedures set forth in the WF, Inc.'s Declaration of Trust and the Transferring Fund's then current prospectus and statement of additional information or such other valuation procedures as may be mutually agreed upon by the parties.

    2.2 CALCULATION OF NUMBER OF ACQUIRING FUND SHARES. For purposes of the Reorganization, the net asset value per share of the Acquiring Fund Shares shall be equal to a Transferring Fund' net asset value per share computed as of the close of business on the New York Stock Exchange on the Valuation Date.

    2.3 SHARES TO BE ISSUED. The number of full and fractional Acquiring Fund Shares to be issued in exchange for the Transferring Fund's assets shall be equal to the number of full and fractional Transferring Fund Shares issued and outstanding on the Valuation Date.

    2.4 DETERMINATION OF VALUE. All computations of value shall be made by Brown Brothers Harriman, the Transferring Fund's accounting agent, in accordance with its regular practice in pricing the shares and assets of the Transferring Fund and confirmed by Brown Brothers Harriman, the Acquiring Fund's accounting agent.

                                   ARTICLE III

                            CLOSING AND CLOSING DATE

    3.1 CLOSING DATE. The Parties shall make respective best efforts to close the Reorganization (the "Closing") on or before July xx, 2014 (the "Closing Date"), unless the parties agree in writing otherwise. All acts taking place at the Closing shall be deemed to take place simultaneously immediately prior to the opening of business on the Closing Date unless otherwise provided. The Closing shall be held as of 4:00 p.m. Eastern time at the offices of Commonwealth Shareholder Services, Inc., or at such other time and/or place as the parties may agree.

    3.2 EFFECT OF SUSPENSION IN TRADING. In the event that on the Valuation Date
(a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Transferring Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Transferring Fund is impracticable as mutually determined by the parties, the Valuation Date (and the Closing Date) shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

    3.3 TRANSFER AGENT'S CERTIFICATE. The Transferring Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Transferring Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent, to issue and deliver, to the Secretary of the WF, Inc. a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date or provide evidence satisfactory to the Transferring Fund that such Acquiring Fund Shares have been credited to the Transferring Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other party or its counsel may reasonably request.

    3.4 CUSTODIAN'S CERTIFICATE. The Transferring Fund's Treasurer shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Transferring Fund's portfolio securities, cash, and any other assets shall have been delivered in proper form to the corresponding Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Transferring Fund.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

    4.1 REPRESENTATIONS OF THE TRANSFERRING FUND. The Transferring Fund represents and warrant to the World Funds Trust, the Acquiring Fund and the Law Offices of John H. Lively & Associates, Inc. as follows:

        (a) The Transferring Fund is a separate investment series of the WF, Inc., a corporation duly organized, validly existing and in good standing under the laws of the state of Maryland.

        (b) The Transferring Fund is separate investment series of the WF, Inc., which is registered as an investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the 1940 Act, is in full force and effect.

        (c) The current prospectus and statement of additional information of the Transferring Fund conforms in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

        (d) The Transferring Fund is not currently engaged in, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in a violation of any provision of federal law (including the 1940 Act), Maryland Law, the WF, Inc.'s Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Transferring Fund are a party or by which they are bound.

        (e) The Transferring Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof.

        (f) Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Transferring Fund or any of its respective properties or assets, which, if adversely determined, would materially and adversely affect their financial condition, the conduct of their business, or the ability of the Transferring Fund to carry out the transactions contemplated by this Agreement. The Transferring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

        (g) At the Closing date, all audited financial statements of the Transferring Fund at December 31, 2013 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Transferring Fund as of such date, and there are no known contingent liabilities of the Transferring Fund as of such date not disclosed therein.

        (h) Since March 31, 2014, there has not been any material adverse change in the Transferring Fund's financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Transferring Funds of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Transferring Fund shall not constitute a material adverse change.

        (i) At the Closing Date, all federal and other tax returns and reports of the Transferring Fund required by law to have been filed by such date shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid, or provision shall have been made for the payment thereof. To the best of the Transferring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns. To the best of the Transferring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to those returns. The Transferring Fund is in compliance in all material respects with all applicable Treasury Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder.

        (j) For each taxable year of its operation, including the current year, the Transferring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has distributed in each such year all net investment income and realized capital gains. The Transferring Fund will continue to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for their current taxable year. The Transferring Fund has not at any time since its inception been liable for, and are not now liable for, any material income or excise tax pursuant to Code sections 852 or 4982. The Transferring Fund has had no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply

        (k) All issued and outstanding shares of the Transferring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Transferring

Fund. All of the issued and outstanding shares of the Transferring Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.3. The Transferring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any of the Transferring Fund's shares, nor is there outstanding any security convertible into any of the Transferring Fund's shares.

        (l) At the Closing Date, the Transferring Fund or its nominee will have good and marketable title to the Transferring Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

        (m) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary actions on the part of the Transferring Fund and, subject to approval by the Transferring Fund's shareholders, this Agreement constitutes a valid and binding obligation of the Transferring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

        (n) The information furnished by the Transferring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

        (o) The Proxy Statement complies in all material respects with the Securities Exchange Act of 1934 (the "1934 Act") and (only as it relates to the Transferring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

        (p) The Transferring Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business as a regulated investment company.

        (q) The Transferring Fund is not under the jurisdiction of a court in a "title 11 or similar case" (as defined in Code section 368(a)(3)(A)).

        (r) Not more than 25% of the value of the Transferring Fund's total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers.

    4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Acquiring Fund represents and warrants to the WF, Inc., the Transferring Fund and the Law Offices of John H. Lively & Associates, Inc. as follows:

        (a) The Acquiring Fund is a separate investment series of the World Funds Trust, a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

        (b) The Acquiring Fund is a separate investment series of the World Funds Trust, which is registered as an investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, is in full force and effect.

        (c) The prospectus and statement of additional information, as of the Closing Date, of the Acquiring Fund will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

        (d) The Acquiring Fund is not currently engaged in, and the execution, delivery and performance of this Agreement will not result, in violation of any provision of federal law (including the 1940 Act), Delaware Law, the World Funds Trust's Agreement and Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

        (e) Except as otherwise disclosed in writing to the Transferring Fund and accepted by the Transferring Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the World Funds Trust or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The World Funds Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

        (f) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed by such date, if any, shall have been filed, and all federal and other taxes shown due on said returns and reports shall have been paid or provision shall have been made for the payment thereof. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

        (g) The Acquiring Fund has not commenced operation; however, the Acquiring Fund intends to meet the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company for the fiscal year in which the Reorganization occurs and intends to continue to meet all the requirements for that qualification and intends to distribute in each fiscal year all net investment income and realized capital gains.

        (h) Before the Closing, there will be no (1) issued and outstanding Acquiring Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, (3) securities convertible into any Acquiring Fund Shares, or (4) any other securities issued by the Acquiring Fund, except the Initial Shares.

        (i) The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the World Funds Trust, and this Agreement constitutes a valid and binding obligation of the World Funds Trust enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

        (j) The Acquiring Fund Shares to be issued and delivered to the Transferring Fund, for the account of the Transferring Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

        (k) The information furnished by the World Funds Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby is accurate and complete in all material respects and complies in all material respects with federal securities and other laws and regulations applicable thereto.

        (l) The Acquiring Fund has provided the Transferring Fund with information reasonably necessary for the preparation of a proxy statement in compliance with the 1934 Act in connection with the meeting of the shareholders of the Transferring Fund to approve this Agreement and the transactions contemplated hereby. The Proxy Statement (only insofar as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

        (m) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

        (n) The World Funds Trust has filed a post-effective amendment to its registration statement on Form N-1 A, with the Commission, for the purpose of registering the Acquiring Fund as series of the World Funds Trust. The post-effective amendment will be effective on or before the Closing Date.

        (o) Prior to the Closing, the Acquiring Fund will not have carried on any business activity and will have no assets or liabilities.

        (p) No consideration other than Acquiring Fund Shares (and the Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization.

        (q) The Acquiring Fund and World Funds Trust is not (and will not be) classified as a partnership, and instead is (and will be) classified as a corporation for federal tax purposes. The Acquiring Fund has not filed any income tax return and will file its first federal income tax return after the completion of its first taxable year after the Effective Time as a RIC on Form 1120-RIC; Acquiring Fund will each be a "fund" (as defined in Code section 851(g)(2), eligible for treatment under Code section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under Code sections 851 and 852; Acquiring Fund will meet the requirements of Subchapter M for qualification as a RIC, and will compute its federal income tax under Code
Section 852, for its taxable year in which the Reorganization occurs; and Acquiring Fund intend to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax.

        (r) There is no plan or intention for Acquiring Fund to be dissolved or merged into another statutory or business trust or a corporation or any "fund" thereof (as defined in Code section 851(g)(2)) following the Reorganization.

        (s) Assuming the truthfulness and correctness of the Transferring Fund's representation and warranty in paragraph 4.1(r), immediately after the Reorganization (1) not more than 25% of the value of the Acquiring Fund's total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers.

        (t) Immediately after the Effective Time, the Acquiring Fund will not be under the jurisdiction of a court in a "title 11 or similar case" (as defined in Code section 368(a)(3)(A)).

        (u) The fair market value of the Acquiring Fund Shares each Shareholder receives will be approximately equal to the fair market value of its Transferring Fund Shares it actually or constructively surrenders in exchange therefor.

        (v) The Shareholders will pay their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

        (w) The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject.

        (x) None of the compensation received by any Shareholder who or that is an employee of or service provider to Transferring Fund will be separate consideration for, or allocable to, any of the Transferring Fund Shares that Shareholder holds; none of the Acquiring Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory or sub-advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm's-length for similar services.

        (y) No expenses incurred by Transferring Fund or on its behalf in connection with the Reorganization will be paid or assumed by Acquiring Fund, the WF, Inc., or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) ("Reorganization Expenses"), and no cash or property other than Acquiring Fund Shares will be transferred to Transferring Funds or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof.

        (z) Immediately following consummation of the Reorganization, (1) the Shareholders will own all the Acquiring Fund Shares and will own those Shares solely by reason of their ownership of the Transferring Fund Shares immediately before the Reorganization and (2) Acquiring Fund will hold the same assets -- except for assets used to pay the Funds' expenses incurred in connection with the Reorganization -- and be subject to the same liabilities that Transferring Fund held or was subject to immediately before the Reorganization, plus any liabilities for those expenses; and those excepted assets, together with the amount of all redemptions and distributions (other than regular, normal dividends and redemptions in the ordinary course of Transferring Fund's business as an open-end regulated investment company, pursuant to Section 22(e) of the 1940 Act) Transferring Fund make immediately preceding the Reorganization, will, in the aggregate, constitute less than 1% of its net assets.

    4.3 REPRESENTATIONS OF COMMONWEALTH CAPITAL MANAGEMENT, LLC. Commonwealth Capital Management, LLC represents and warrants to the WF, Inc. and the Transferring Fund as follows:

        (a) Commonwealth Capital Management, LLC will release and hold harmless WF, Inc., its trustees, officers, employees and service providers, including its administrator, custodian, accounting services agent, transfer agent, custodian, legal counsel, principal underwriter and independent registered public accounting firm and their respective trustees/directors, officers and employees from any and all adverse claims now existing or that have previously arisen, whether known or unknown.

        (b) It will put into place, or arrange to have put in place, expense limitation arrangements with respect to the Acquiring Fund that will limit the total operating expenses of the Acquiring Fund to 2.75% for Class A Shares and 3.50% for Class C Shares of the European Equity Fund.

                                    ARTICLE V

            COVENANTS OF THE ACQUIRING FUND AND THE TRANSFERRING FUND

    5.1 OPERATION IN ORDINARY COURSE. The Transferring Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include distribution of customary dividends, distributions, and redemptions. The Acquiring Fund will not commence operation until the Closing Date.

    5.2 APPROVAL BY SHAREHOLDERS. The WF, Inc. will call a meeting of the shareholders of the Transferring Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

    5.3 INVESTMENT REPRESENTATION. The Transferring Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

    5.4 ADDITIONAL INFORMATION. The Transferring Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Transferring Fund shares.

    5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the World Funds Trust and the WF, Inc. will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

    5.6 LIQUIDITY DISTRIBUTION. As soon as is reasonably practical after the Closing, the Transferring Fund will make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

                                   ARTICLE VI

           CONDITIONS PRECEDENT TO OBLIGATIONS OF A TRANSFERRING FUND

    The obligations of the Transferring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

    6.1 (a) All representations and warranties of the World Funds Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Acquiring Fund shall have delivered to the Transferring Fund a certificate executed in its name by the World Funds Trust's President or Vice President, in form and substance reasonably satisfactory to the Transferring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Transferring Fund shall reasonably request.

        (b) The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund, on or before the Closing Date.

        (c) The Transferring Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.2.

    6.2 With respect to the Acquiring Fund, the WF, Inc. shall have received on the Closing Date an opinion from the Law Offices of John H. Lively & Associates, Inc., counsel to the World Funds Trust and the Acquiring Fund or local Delaware Counsel, dated as of the Closing Date, in a form reasonably satisfactory to the Transferring Fund, covering the following points:

        (a) The Acquiring Fund is an investment series of a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware, and to such counsel's knowledge, has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

        (b) The Acquiring Fund is a series of a Delaware statutory trust registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

        (c) This Agreement has been duly authorized, executed, and delivered by the World Funds Trust on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery of this Agreement by the Transferring Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

        (d) Assuming that a consideration of not less than the net asset value of the Acquiring Fund Shares has been paid, the Acquiring Fund Shares to be issued and delivered to the Transferring Fund on behalf of the Transferring Fund Shareholders as provided by this Agreement are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund have any statutory preemptive rights in respect thereof.

        (e) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the World Funds Trust's Agreement and Declaration of Trust or By-Laws or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the

World Funds Trust is a party or by which it or any of its properties may be bound, or to the knowledge of its counsel, result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment, or decree to which the World Funds Trust or the Acquiring Fund is a party or by which it is bound.

        (f) In the ordinary course of such counsel's representation of World Funds Trust, and without having made any investigation, and except as otherwise disclosed, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the World Funds Trust or any of its properties or assets and the World Funds Trust is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business, other than as previously disclosed in the Proxy Statement.

        (g) To the knowledge of such counsel no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the World Funds Trust and the Acquiring Fund of the transaction contemplated herein, except as has and as may be obtained under the 1933 Act, the 1934 Act and the 1940 Act, and as may be required under state securities laws.

        Such opinion shall contain such assumptions and limitations as shall be in the opinion of the Law Offices of John H. Lively & Associates, Inc. with the consent of the Transferring Fund's appropriate to render the opinions expressed therein.

    6.3 WF, Inc. and World Funds Trust shall have received an opinion of the Law Offices of John H. Lively & Associates, Inc. as to federal income tax matters substantially to the effect that, based on the facts, representations, assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for federal income tax purposes:

        (a) The transfer by the Transferring Fund of all of its assets to the corresponding Acquiring Funds in exchange for Acquiring Fund Shares, and the distribution of such shares to the Transferring Fund Shareholders, as provided in this Agreement, will constitute a reorganization within the meaning of
Section 368 of the Code and each Fund will be "a party to the reorganization" (within the meaning of Code section 368(b));

        (b) No gain or loss will be recognized by the Transferring Fund as a result of such transactions except with respect to certain contracts described in Section 1256(b) of the Code and stock in passive foreign investment companies, as defined in Section 1297(a) of the Code;

        (c) No gain or loss will be recognized by the Acquiring Fund as a result of such transactions;

        (d) No gain or loss will be recognized by the shareholders of the Transferring Fund upon the distribution to them of Acquiring Fund Shares in exchange for their shares of the Transferring Fund;

        (e) The basis of the Acquiring Fund Shares received by each shareholder of the Transferring Fund will be the same as the basis of the shareholder's Transferring Fund Shares immediately prior to such transactions;

        (f) The basis of the Transferring Fund Assets received by the Acquiring Funds will be the same as the basis of such assets in the hands of the Transferring Fund immediately prior to such transactions;

        (g) A shareholder's holding period for the Acquiring Fund Shares will be determined by including the period for which the shareholder held the shares of the Transferring Fund exchanged therefor, provided that the shareholder held such shares of the Acquired Fund as a capital asset; and

        (h) The holding period of the Acquiring Fund with respect to the Transferring Fund Assets will include the period for which such Transferring Fund Assets were held by the Transferring Fund, provided that the Transferring Fund held such Transferring Fund Assets as capital assets.

No opinion will be expressed as to the effect of the Reorganization on: (i) the Transferring Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting and (ii) the Transferring Fund or Acquiring Fund shareholders that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

Such opinion shall be based on customary assumptions, limitations and such representations as the Law Offices of John H. Lively & Associates, Inc. may reasonably request, and the Transferring Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel, with the consent of the Transferring Fund, appropriate to render the opinions expressed therein. Notwithstanding anything herein to the contrary, neither party may waive the condition set forth in this paragraph 6.3.

    6.4 The post-effective amendment on Form N-1A filed by the World Funds Trust with the Commission to register the Acquiring Fund as a series of the World Funds Trust is effective and no stop order has been issued by the Commission.

    6.5 Subject to paragraph 6.4, as of the Closing Date with respect to the Reorganization of the Transferring Fund, there shall have been no material change in the investment objective, policies and restrictions nor any material change in the investment management fees, fee levels payable pursuant to the 12b-1 plan of distribution, other fees payable for services provided to the Acquiring Fund, fee waiver or expense reimbursement undertakings, or sales loads of the Acquiring Fund from those fee amounts, undertakings and sales load amounts of the Acquiring Fund described in the Proxy Statement.

    6.6 The WF, Inc. shall have received a letter of indemnification from the World Funds Trust, on behalf of and solely with respect to the Acquiring Fund, stating that it agrees to indemnify, solely from the assets of the Acquiring Fund, the former directors and officers of WF, Inc. (each, an "Indemnified Party") against and from any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other direct (but not indirect, special or consequential) expenses (including, without limitation, the payment of reasonable costs of investigation) (collectively, "Expenses") arising out of or relating, in whole or in any part, to such Indemnified Party's service in their respective capacity(ies) with the WF, Inc., including, but not limited to Expenses arising out of or relating to any shareholder litigation, Commission staff inquiries, investigations or Commission disciplinary action taken with respect to the Transferring Fund, or relating to or resulting from (i) the Reorganization; (ii) the management of a Transferring Fund by the Adviser or any sub-adviser; (iii) the Adviser's duties to the Transferring Fund under the Investment Advisory Agreement between the Trust and the Adviser or any related agreement, or the Investment Advisers Act of 1940, as amended, or (iv) any actual or alleged error, misstatement, misleading statement, negligent act or omission, or neglect or breach of duty by an Indemnified Party in the discharge of such party's duties in such party's respective capacity or any matter claimed against such party by reason of such party being a director or officer of WF, Inc. except to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, fees and expenses are a result of
(i) willful misfeasance, bad faith, or gross negligence in the performance of duties by the Indemnified Party; (ii) intentional or fraudulent acts, omissions or errors of an Indemnified Party; or (iii) the reckless disregard of the obligations and duties, of such Indemnified Party. The administration of the indemnification provided in this paragraph shall be conducted in accordance with the WF, Inc.'s Articles of Incorporation and Bylaws as if WFI, Inc. still existed.

    6.7 The WF, Inc. shall have received a letter from Commonwealth Shareholder Services, Inc._("Commonwealth") confirming that Commonwealth has obtained from ICI Mutual Insurance Company ("ICI Mutual") a separate E&O/D&O tail liability insurance policy providing dedicated liability coverage in the amount of $1,000,000 for a policy term of six years from the date of the Reorganization, at Commonwealth's expense, covering the three present independent directors of WF, Inc. to the same or greater extent as the ICI Mutual E&O/D&O liability insurance policy currently in place for the directors and officers of WF, Inc.

                                   ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

    The obligations of the Acquiring Fund to complete the transactions provided for herein shall be subject, at its election, to the performance by the Transferring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

    7.1 All representations and warranties of the Transferring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date with the same force and effect as if made on and as of the Closing Date, and the Transferring Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the WF, Inc.'s President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

    7.2 The Transferring Fund shall have delivered to the Acquiring Fund a statement of the Transferring Fund's assets and liabilities, together with a list of the Transferring Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the WF, Inc..

    7.3 The Transferring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund, on or before the Closing Date.

    7.4 The Transferring Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 2.2.

    7.5 With respect to the Transferring Fund, the World Funds Trust shall have received on the Closing Date an opinion of Jones & Keller, counsel to the WF, Inc. and the Transferring Fund or local Maryland Counsel, in a form reasonably satisfactory to the Acquiring Funds, covering the following points:

        (a) The Transferring Fund is an investment series of the WF, Inc., a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland, and to such counsel's knowledge, has the trust power to own all of its properties and assets and to carry on its business as presently conducted.

        (b) The Transferring Fund is a series of a Maryland corporation registered as an investment company under the 1940 Act, and, to such counsel's knowledge, such registration with the Commission as an investment company under the 1940 Act is in full force and effect.

        (c) This Agreement has been duly authorized, executed and delivered by the WF, Inc. on behalf of the Transferring Fund and, assuming due authorization, execution, and delivery of this Agreement by the Acquiring Fund, is a valid and binding obligation of the Transferring Fund enforceable against the Transferring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, fraudulent transfer, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

        (d) Assuming that a consideration therefore of not less than the net asset value thereof has been paid, and assuming that such shares were issued in accordance with the terms of the Transferring Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Transferring Fund are legally issued and fully paid and non-assessable, and no shareholder of the Transferring Fund has any statutory preemptive rights in respect thereof.

        (e) The Proxy Statement, to the knowledge of such counsel, is effective and no stop order under the 1933 Act pertaining thereto has been issued.

        (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the WF, Inc.'s Declaration of Trust or By-laws, or a material provision of any material agreement, indenture, instrument, contract, lease or other undertaking (in each case known to such counsel) to which the Transferring Fund is a party or by which it or any of its properties may be bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment, or decree to which the WF, Inc. or the Transferring Fund are a party or by which it is bound.

        (g) In the ordinary course of such counsel's representation of the WF, Inc. and without having made any investigation, and except as otherwise disclosed, to the knowledge of such counsel, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or threatened as to the WF, Inc. or any of its respective properties or assets and the WF, Inc. is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects its business other than as previously disclosed in the Proxy Statement.

        (h) To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the WF, Inc. and the Transferring Fund of the transaction contemplated herein, except such as have been obtained under the 1933 Act, 1934 Act and the 1940 Act, and as may be required under state securities laws.

    Such opinion shall contain such other assumptions and limitations as shall be in the opinion of Jones & Keller or local Maryland counsel, with the consent of the Acquiring Fund, appropriate to render the opinions expressed therein.

                                  ARTICLE VIII

                 FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF
              THE ACQUIRING FUND AND THE TRANSFERRING FUND TO CLOSE

    If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Transferring Fund or the Acquiring Fund, as the case may be, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

    8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Transferring Fund in accordance with the provisions of the WF, Inc.'s Articles of Incorporation and By-Laws and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Transferring Fund may waive the conditions set forth in this paragraph 8.1 or in paragraph 6.3.

    8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

    8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary "no-action" positions of and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Transferring Fund, provided that either party hereto may for itself waive any of such conditions.

    8.4 The Proxy Statement shall have become effective under the 1934 Act, and no stop orders suspending the effectiveness of the Proxy Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1934 Act. In addition, the registration statement on Form N-1A for the World Funds Trust, including the post-effective amendment to register the Acquiring Fund as a series of the World Funds Trust, shall be effective.

    8.5 The Transferring Fund shall have declared a dividend or dividends which, together with all previous such dividends shall have the effect of distributing to the Transferring Fund Shareholders all of each of the Transferring Fund's investment company taxable income for all taxable periods, if any, ending on the Closing Date (computed without regard to any deduction for dividends paid) and all of the net capital gains realized in all taxable periods, if any, ending on the Closing Date (after reduction for any capital loss carryforward).

    8.6 At any time before the Closing, either Fund may waive any of the foregoing conditions, if, in the judgment of its Board, such waiver will not have a material adverse effect on its shareholders' interests. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Transferring Fund may waive receipt of the indemnity referred to in Article 6.6

    8.7 Each party shall have delivered to the other such bills of sale, checks, assignments, receipts or other documents as reasonably requested by such other party and its counsel.

                                   ARTICLE IX

                                    EXPENSES

    9.1 Commonwealth Shareholder Services, Inc., the administrator to the WF, Inc. and the World Funds Trust, will pay $22,500 of the costs and expenses incurred in connection with the Reorganization (including costs and expenses incurred in connection with the preparation and distribution of any proxy statement or other costs incurred in connection with the special meeting of Shareholders including the fees and expenses of counsel) and the Fund will pay the remaining costs and expenses.

                                    ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

    10.1 The Acquiring Fund and the Transferring Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

    10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

    11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Transferring Fund. In addition, either the Acquiring Fund or the Transferring Fund may at their option terminate this Agreement at or prior to the Closing Date because:

        (a) of a breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date, if not cured within 30 days;

        (b) a condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met; or

        (c) a determination by the WF, Inc.'s or the World Funds Trust's Board of Trustees that the consummation of the Transaction contemplated herein is not in the best interest of the Transferring Fund or the Acquiring Fund.

    11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the WF, Inc. or the World Funds Trust, or their respective Directors, Trustees or officers, to the other party, but each shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

                                   ARTICLE XII

                                   AMENDMENTS

    12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trusts; provided, however, that following the meeting of shareholders of the Transferring Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Transferring Fund Shareholders under this Agreement to the detriment of such Transferring Fund Shareholders without their further approval. To the extent that it is subsequently determined that the Reorganization is not tax-exempt under the Code, the parties agree to work in good faith to amend this Agreement to ensure that the Reorganization is or remains tax-exempt.

                                  ARTICLE XIII.

                                     NOTICES

    Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

                If to The World Funds, Inc.:

                The World Funds, Inc.
                c/o The Commonwealth Companies,
                8730 Stony Point Parkway Suite 205,
                Richmond, Virginia 23235
                Attention: Karen Shupe

                With copies (which shall not constitute notice) to:
                Jones & Keller
                1999 Broadway, Suite 3150
                Denver, Colorado 80202
                Attention: Glen A. Payne

                If to the World Funds Trust:

                World Funds Trust
                c/o The Commonwealth Companies,
                8730 Stony Point Parkway Suite 205,
                Richmond, Virginia 23235
                Attention: Karen Shupe

                With copies (which shall not constitute notice) to:
                Law Offices of John H. Lively & Associates, Inc.
                11300 Tomahawk Creek Parkway, Suite 310
                Leawood, Kansas 66211
                Attention: John Lively

                If to the Commonwealth Shareholder Services, Inc.:

                Commonwealth Shareholder Services, Inc.
                8730 Stony Point Parkway Suite 205,
                Richmond, Virginia 23235
                Attention: Karen Shupe

                                   ARTICLE XIV

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

    14.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    14.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflicts of laws provisions thereof.

    14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

    14.5 With respect to the WF, Inc. and the World Funds Trust, the names used herein refer respectively to the entities created and, as the case may be, the Trustees, Directors as trustees or directors but not individually or personally, acting from time to time under organizational documents of each respective trust, which are hereby referred to and are also on file at the principal offices of each respective Trust. The obligations of each Trust entered into in the name or on behalf thereof by any of its Trustees, representatives or agents of the Trusts, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of that respective Trust personally, but bind only the trust property, and all persons dealing with the Transferring Fund and the Acquiring Fund must look solely to the trust property belonging to the Transferring Fund and the Acquiring Fund for the enforcement of any claims against the Transferring Fund and the Acquiring Fund, respectively.

    14.6 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith, and the obligations with respect to indemnification of the Transferring Fund contained in paragraph 6.6, shall survive the Closing.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                                         WORLD FUNDS TRUST ON BEHALF OF ITS
                                         SERIES PORTFOLIO, EUROPEAN EQUITY
                                         FUND

                                         By: _______________________________
                                         Name: John Pasco, III
                                         Title: President

                                         WF, INC. ON BEHALF OF ITS SERIES
                                         PORTFOLIO, EUROPEAN EQUITY FUND

                                         By: _______________________________
                                         Name:
                                         Title: President

                                         COMMONWEALTH CAPITAL
                                         MANAGEMENT, LLC SOLELY WITH
                                         RESPECT TO SECTIONS 4.3 and 6.6

                                         By: _______________________________
                                         Name:
                                         Title: President

                                         COMMONWEALTH SHAREHOLDER
                                         SERVICES, INC. SOLELY WITH RESPECT
                                         TO SECTIONS 6.7 and 9.1

                                         By: _______________________________
                                         Name:
                                         Title: President

                                    EXHIBIT B

              NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

                                WORLD FUNDS TRUST

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE MEMBERSHIP

   1. The Nominating and Corporate Governance Committee of World Funds Trust (the "Trust") shall be composed entirely of Independent Trustees.

BOARD NOMINATIONS AND FUNCTIONS

   1. The Committee shall make nominations for Trustee membership on the Board of Trustees, including the Independent Trustees. The Committee shall evaluate candidates' qualifications for Board membership and their independence from the investment advisers to the Trust's series portfolios and the Trust's other principal service providers. Persons selected as Independent Trustees must not be "interested person" as that term is defined in the Investment Company Act of 1940, nor shall Independent Trustee have and affiliations or associations that shall preclude them from voting as an Independent Trustee on matters involving approvals and continuations of Rule 12b-1 Plans, Investment Advisory Agreements and such other standards as the Committee shall deem appropriate. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with managers or service providers. See Appendix A for Procedures with Respect to Nominees to the Board.

   2. The Committee shall periodically review Board governance procedures and shall recommend any appropriate changes to the full Board of Trustees.

   3. The Committee shall periodically review the composition of the Board of Trustees to determine whether it may be appropriate to add individuals with different backgrounds or skill sets from those already on the Board.

   4. The Committee shall periodically review trustee compensation and shall recommend any appropriate changes to the Independent Trustees as a group.

COMMITTEE NOMINATIONS AND FUNCTIONS

   1. The Committee shall make nominations for membership on all committees and shall review committee assignments at least annually.

   2. The Committee shall review, as necessary, the responsibilities of any committees of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Board.

OTHER POWERS AND RESPONSIBILITIES

   1. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of the Trust.

   2. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees.

Adopted:     August 2, 2013

     APPENDIX A TO THE NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
                                 CHARTER

WORLD FUNDS TRUST

PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

   I. Identification of Candidates. When a vacancy on the Board of Trustees exists or is anticipated, and such vacancy is to be filled by an Independent Trustee, the Nominating and Corporate Governance Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Trust, counsel and other advisors to the Trustees, and shareholders of the Trust who submit recommendations in accordance with these procedures. In no event shall the Nominating and Corporate Governance Committee consider as a candidate to fill any such vacancy an individual recommended by any investment adviser of any series portfolio of the Trust, unless the Nominating and Corporate Governance Committee has invited management to make such a recommendation.

 II. Shareholder Candidates. The Nominating and Corporate Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder if such recommendation contains: (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner as determined by the Nominating and Corporate Governance Committee in its discretion. Shareholders shall be directed to address any such recommendations in writing to the attention of the Nominating and Corporate Governance Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

III. Evaluation of Candidates. In evaluating a candidate for a position on the Board of Trustees, including any candidate recommended by shareholders of the Trust, the Nominating and Corporate Governance Committee shall consider the following: (i) the candidate's knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate's educational background; (iv) the candidate's reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board's existing mix of skills, core competencies and qualifications; (vi) the candidate's perceived ability to contribute to the ongoing functions of the Board, including the candidate's ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate's ability to qualify as an Independent
       Trustee and any other actual or potential conflicts of interest involving the candidate and the Trust; and (viii) such other factors as the Nominating and Corporate Governance Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the Nominating and Corporate Governance Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

 -----------------------
                              PROXY CARD
                              --------------------------------------------------
                              SIGN, DATE AND VOTE ON THE REVERSE SIDE
 -----------------------      --------------------------------------------------

YOUR VOTE IS IMPORTANT NO     ========================================
MATTER HOW MANY SHARES
YOU OWN. PLEASE CAST YOUR     -----------------------------------
PROXY VOTE TODAY!                     PROXY VOTING OPTIONS
                              -----------------------------------
 -----------------------         [LOGO OF MAIL]
                                     1. MAIL your signed and voted proxy
                                     back in the postage paid envelope
                                     provided

                                 [LOGO OF KEYBOARD]
                                     2. ONLINE at proxyonline.com using your
 -----------------------             proxy control number found below

                                 [LOGO OF PHONE]
                                     3. By PHONE when you dial toll-free 1-888-xxx-xxxx to reach an automated touchtone voting line

                                 [LOGO OF OPERATOR]
                                     4. By PHONE with a live operator when you call toll-free 1-866-xxxxxxx Monday through Friday 9 a.m. to 10 p.m. Eastern time

                                 -----------------------------------
                                   CONTROL
                                   NUMBER      12345678910
                                 -----------------------------------

                              EUROPEAN EQUITY FUND

     PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JULY 22, 2014

The undersigned, revoking prior proxies, hereby appoints Karen Shupe and Lauren Jones, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the European Equity Fund (the "Fund"), a series of The World Funds, Inc. (the "Company") to be held at the offices of the Company's administrator, Commonwealth Shareholder Services, Inc., located at 8730 Stony Point Parkway, Suite 205, Richmond, Virginia 23235 at 10:00 a.m., Eastern Time on July 22, 2014, or at any adjournment thereof, upon the proposal described in the Notice of Joint Special Meeting and accompanying Proxy Statement, which have been received by the undersigned.

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD OF DIRECTORS, AND THE PROPOSAL (SET FORTH ON THE REVERSE SIDE OF THIS PROXY CARD) HAS BEEN UNANIMOUSLY APPROVED BY THE BOARD OF DIRECTORS AND RECOMMENDED FOR APPROVAL BY SHAREHOLDERS.

--------------------------------------------------------------------------------
DO YOU HAVE QUESTIONS? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-866-xxx-xxxx. REPRESENTATIVES ARE AVAILABLE TO ASSIST YOU Monday through Friday 9 a.m. to 10 p.m. Eastern Time.
--------------------------------------------------------------------------------

EUROPEAN EQUITY FUND

                                                                      PROXY CARD
--------------------------------------------------------------------------------
 [PROXY ID NUMBER HERE]                [BAR CODE HERE]            [CUSIP HERE]
--------------------------------------------------------------------------------

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE
COUNTED. Please sign this proxy exactly as
your name appears on the books of the Fund.
Joint owners should each sign personally.       --------------------------------
Trustees and other fiduciaries should           SIGNATURE (AND TITLE IF
indicate the capacity in which they sign,       APPLICABLE)              DATE
and where more than one name appears, a
majority must sign. If a corporation, this      --------------------------------
signature should be that of an authorized       SIGNATURE (IF HELD
officer who should state his or her title       JOINTLY)                 DATE

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TO VOTE, MARK BOXES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: [ ]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING:

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                                                   FOR      AGAINST     ABSTAIN
--------------------------------------------------------------------------------
1. To reorganize the Fund from series of the
   Company to a series ("New Fund") of World
   Funds Trust (the "Reorganization"). The
   Reorganization is not expected to result in
   any change in the way the Fund is managed or
   its objective, policies and strategies. The
   New Fund's total annual operating expense
   ratio (before fee waivers and expense
   reductions) is not expected to increase as a
   result of the Reorganization and, it is
   expected that the New Fund may experience a
   slight reduction in its total annual
   operating expense ratio as a result of the      [?]         [?]         [?]
   Reorganization. Commonwealth Capital
   Management, LLC (the "Adviser") and Vontobel
   Asset Management, Inc. (the "Sub-Adviser") will continue as the investment adviser and sub-adviser, respectively, for the New Fund and the portfolio manager responsible for the day-to-day management of the Fund will not change. The Reorganization is expected to be a tax-free reorganization for federal income tax purposes and therefore no gain or loss should be recognized by the Fund or its shareholders as a result of the Reorganization.

                              THANK YOU FOR VOTING

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 [PROXY ID NUMBER HERE]                [BAR CODE HERE]            [CUSIP HERE]
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